UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a‑12

NWPX INFRASTRUCTURE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11

NWPX
INFRASTRUCTURE

2026 Proxy Statement

Notice of 2026 Annual Meeting of Shareholders

A LEGACY GROUNDED IN WATER

Notice of Annual Meeting of Shareholders

TIME & DATE	PLACE	RECORD DATE	ADMISSION
7:00 a.m. Wednesday, June 10, 2026	Virtual Meeting www.virtualshareholder meeting.com/NWPX2026	Close of Business April 9, 2026	See Voting Information on page 18

Voting Matters and Board of Directors Recommendations

Proposal 1	Election of Directors ► See page 16 for further information	☑ FOR each nominee
Proposal 2	Advisory Vote on the Company’s Executive Compensation ► See page 17 for further information	☑ FOR
Proposal 3

Ratification of the Appointment of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026

► See page 18 for further information

☑ FOR

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of NWPX Infrastructure, Inc. (collectively with its subsidiaries, the “Company” and “NWPX Infrastructure”) will be held via webcast on Wednesday, June 10, 2026, at 7:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/NWPX2026. To participate in the Annual Meeting, you will need your unique 16-digit control number printed in the box and marked by the arrow on your proxy card or on the voting instructions from your stockbroker, bank, or other nominee that accompanied your proxy materials. On the record date, there were 9,637,008 shares of Common Stock then outstanding, with each share of Common Stock being entitled to one vote.

Mailing Date

This Proxy Statement, together with the enclosed proxy card and the Annual Report on Form 10‑K for the year ended December 31, 2025 (“2025 Annual Report to Shareholders”) of NWPX Infrastructure are first being mailed to shareholders of the Company on or about April 23, 2026.

How to Vote in Advance
Please review the Proxy Statement and vote in one of the three ways shown below. You will need your 16-digit control number to vote on all platforms.
Online: Vote online at www.virtualshareholdermeeting.com/ NWPX2026
By Phone: Call the phone number on your proxy card and follow the voting instructions on the form.
By Mail: Follow the instructions on your proxy card and use the enclosed prepaid and addressed envelope.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement and the Company’s 2025 Annual Report to Shareholders for the Annual Meeting to be held on June 10, 2026 are also available at www.proxyvote.com.

2026 Proxy Statement
i

Letter from Our Chief Executive Officer

April 13, 2026

Dear Fellow Shareholder:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders on Wednesday, June 10, 2026, at 7:00 a.m. Pacific Time. As part of NWPX Infrastructure’s effort to encourage broader participation, the Board of Directors has determined that the Annual Meeting will be conducted virtually via webcast rather than in person. You will be able to attend the meeting, vote your shares, and submit questions by logging in at www.virtualshareholdermeeting.com/NWPX2026.

Fiscal 2025 was an exceptional year for NWPX Infrastructure. We delivered record net sales, gross profit, and net income, reflecting exceptional operational execution across both our business segments starting with our safety performance, which was another annual record for the Company. We also generated substantial free cash flow, further strengthening our balance sheet and positioning the Company for continued growth.

These results are not incidental. They reflect the strength of our market position, the dedication of our employees, and our continued focus on operational excellence, innovation, and prudent capital allocation. As you review this Proxy Statement, we reinforce our confidence in the durability of our business model and our commitment to creating long-term shareholder value.

Your vote is important. As a shareholder of NWPX Infrastructure, you play a critical role by considering and acting on the matters set forth in the accompanying Proxy Statement. We appreciate the time and attention you devote to these decisions.

Looking ahead, we remain confident in the opportunities before us and committed to disciplined growth and sustained performance. On behalf of the Board of Directors, thank you for your continued investment in NWPX Infrastructure.

Sincerely,

Scott Montross

President and Chief Executive Officer

“Our shareholders remain central to every decision we make, and we are grateful for their continued confidence in our Company. We encourage all shareholders to support our proposals so we can continue to drive growth, strengthen profitability, and deliver lasting value.”

2026 Proxy Statement

Forward Looking Statements

Certain statements in this Proxy Statement, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), that are based on current expectations, estimates, and projections about NWPX Infrastructure’s business, management’s beliefs, and assumptions made by management. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this Proxy Statement. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that it will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

2026 Proxy Statement

ABOUT NWPX	1	Continuing Directors	33
Company Profile	2	Board Composition	36
Strategic Objectives that Drive NWPX Infrastructure's Business	3	Director Compensation	36
2025 Performance Highlights	3	Director Compensation Table	37
Financial Performance	4	EXECUTIVE COMPENSATION	38
Product Demand	5	Executive Compensation Discussion and Analysis	39
Demand Drivers, Growth, and Strategic Opportunities	5	Executive Compensation Overview	40
Key Initiatives	10	Compensation Philosophy and Objectives	40
Prioritizing Health and Safety	10	Elements of Compensation	42
Employee Development	12	Base Salary	42
Corporate Social Responsibility	13	Performance-Based Cash Incentive Compensation	43
Professional Standards	14	Discretionary Compensation	43
VOTING ROADMAP	15	Equity Incentive Awards	44
Proposal #1 Election of Directors	16	Retirement Benefits	45
Director Nominees	16	Perquisites and Other Personal Benefits	45
Continuing Directors	16	Executive Compensation and Risk	45
Proposal #2 Advisory Vote on the Company's Executive Compensation	17	Stock Ownership and Anti-Hedging/Pledging Policy	46
Performance Based Compensation	17	Insider Trading Policy	46
Proposal #3 Ratification of the Appointment of Baker Tilly	18	Summary Compensation Table	47
Voting Information	18	2025 Grants of Plan-Based Awards	48
Vote Results	18	Outstanding Equity Awards at 2025 Fiscal Year End	49
Record Date and Who Can Vote	18	2025 Option Exercises and Stock Vested	50
Quorum	18	2025 Nonqualified Deferred Compensation	50
Confidential Voting	18	Employment Agreements	51
Notice and Access	19	Change in Control Agreements	52
CORPORATE GOVERNANCE	20	Potential Payments Upon Termination or Change in Control	53
Governance Principles	20	Pay Ratio Disclosure	53
Director Elections	20	Pay Versus Performance	54
Director Independence	21	Compensation Actually Paid and Financial Performance	55
Criteria for Director Independence	21	Total Shareholder Return of the Company and the Peer Group	56
Board Leadership Structure and Risk Oversight	22	Tabular List of the Most Important Measures	57
Board's Role in Risk Oversight	23	Policy Regarding the Timing of Option Grants	57
Risk Focus Areas for 2025	23	Compensation Committee Interlocks and Insider Participation	57
Board of Director's Meetings	23	Compensation Committee Report	57
Board of Director's Committees	23	INDEPENDENT ACCOUNTING	58
Communications with Directors	25	Disclosure of Fees Paid to Independent Registered Public Accounting Firm	59
Nominations by Shareholders	26	Pre-Approval Process	59
Audit Committee Report	26	OTHER INFORMATION	60
DIRECTOR NOMINEES	28	Certain Relationships and Related Transactions	60
Director Skills and Qualifications	29	Stock Owned by Management and Principal Shareholders	61
Core Competencies	29	Date for Submission of Shareholder Proposals	62
Strategic Skills	30	Other Matters	62
Broad Skillset Matrix	31	Questions and Answers About the Proxy Materials and the Annual Meeting	63
Nominees and Continuing Directors	31	2025 Annual Report	69
Nominees for Director	32

2026 Proxy Statement

At NWPX Infrastructure,

we manufacture

durable infrastructure solutions,

helping communities build

safe, reliable, and sustainable

systems that support daily life

and long–term growth.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

About NWPX Infrastructure

Company Profile

NWPX Infrastructure, Inc. (NASDAQ: NWPX) is a leading manufacturer of water-related infrastructure products and operates in two segments, Water Transmission Systems (“WTS”), which continues to use the brand Northwest Pipe Company, and Precast Infrastructure and Engineered Systems (“Precast”), which includes the brands NWPX Geneva and NWPX Park. Founded in 1966, the Company recently assumed its new corporate name after a successful vote from shareholders last year to change the name from Northwest Pipe Company to NWPX Infrastructure. The WTS segment is the largest manufacturer of engineered water transmission systems in North America and produces steel casing pipe, bar-wrapped concrete cylinder pipe, and pipeline system joints and fittings. The Precast segment provides solution-based products for a wide range of markets including high-quality reinforced precast concrete products, lined precast sanitary sewer system structures, water distribution and management equipment including pump lift stations, wastewater pretreatment, and stormwater quality products. The Precast segment has broadened its manufacturing footprint by bringing lined and engineered precast products into production at additional facilities, increasing capacity and improving regional availability. The Company’s skilled team is committed to quality and innovation while upholding its core values of accountability, commitment, and teamwork. Headquartered in Vancouver, Washington, NWPX Infrastructure operates 14 manufacturing facilities across North America.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Strategic Objectives that Drive NWPX Infrastructure’s Business

NWPX Infrastructure is positioned to meet North America’s growing needs for water distribution, management, infrastructure, and sustainability. A combination of new population centers, rising demand on developed water sources, substantial underinvestment in water infrastructure over the past several decades, impacts from climate change, and increasingly stringent regulatory policies are driving demand for water infrastructure projects and environmental solutions across the United States.

The core market for the WTS segment is large-diameter, high-pressure steel pipeline systems for use in water infrastructure applications, which the Company believes has a total annual addressable market of approximately $500 million to $750 million.

The Company’s goal of creating growth and profitability to drive shareholder value continues to guide NWPX Infrastructure as it looks beyond the engineered welded steel pipeline market and into the much larger concrete pipe and precast markets. The Company believes the water-related Precast segment has a total annual addressable market of approximately $14 billion. The Company’s environmental solutions and engineered equipment manufactured by its Precast segment support this addressable market and provide precast infrastructure products that facilitate water efficiency, security, wastewater pretreatment, and stormwater quality.

The Company will continue to maximize its WTS segment by being opportunistic with the limited but identified potential acquisition opportunities, as well as expand its footprint in the precast concrete and engineered solutions market for growth through expansion or acquisition.

2025 Performance Highlights

NWPX Infrastructure delivered a record-breaking performance in 2025. Record net sales were $526.0 million, up 6.8% from the prior year, with record gross profit of $103.6 million and a record gross margin of 19.7%. The WTS segment record net sales of $350.9 million, up 3.8% from the prior year, was driven by increased selling prices due to changes in product mix, partially offset by a decrease in tons produced resulting from changes in project timing. The Precast segment also set a record, with net sales up 13.3% to $175.1 million, driven by increased volumes shipped and increased selling prices due to changes in product mix. The Company achieved record profitability, with diluted net income per share of $3.56, and record safety performance with a total recordable incident rate of 1.06. Strong net cash provided by operating activities of $67.3 million supported debt reduction, while capital investments expanded production capacity. Additionally, the Company plans to continue to pursue accretive opportunities for shareholders by continuing to grow the business, through both organic investments and mergers and acquisitions, as well as repurchasing shares of its common stock.

$526 million Net Sales	$35 million Net Income	$234 million WTS Backlog (1)	$57 million Precast Order Book (2)
$3.56 Diluted Earnings Per Share	$18 million Share Repurchases	$47 million Free Cash Flow (3)	$20 million Capital Expenditures

(1)	‘Backlog’ includes the balance of remaining obligations under signed contracts for which revenue is recognized over time.
(2)	‘Order book’ includes unfulfilled orders outstanding at the measurement date.
(3)

‘Free cash flow’ includes cash flows from operating activities less capital expenditures. For 2025, $67.3 million of net cash provided by operating activities, less $20.2 million in capital expenditures, resulted in $47.1 million of free cash flow. This non-GAAP financial measure is provided to better enable investors and others to assess the Company’s ongoing operating results and compare them with its competitors. This should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Looking ahead, the Company anticipates continued strength in bidding activity for 2026, particularly in WTS projects and an improving non-residential Precast market. The Company remains focused on margin expansion, efficiency improvements, and strategic acquisitions in the Precast sector to drive long-term growth. Additionally, input cost trends and infrastructure funding initiatives are expected to influence project pricing and demand positively.

Financial Performance

Revenue Growth (in millions)
In 2025, net sales revenue increased6.8% to $526.0 million from $492.5 million in 2024. The Company’s five-year revenue compound annual growth rate was 13.0%, fueled by organic growth, particularly for the Company’s water transmission and residential construction products. The Company aims to continue its transformation and drive shareholder value through organic growth and future acquisitions.

Profitability
The Company’s diluted net income per share in 2025 was $3.56, a 5% increase from $3.40 diluted net income per share in 2024. The last two years were the most profitable in Company history. Through the execution of its growth strategy, significantly improved returns for the Company’s shareholders are now starting to be realized.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Product Demand

WTS Backlog Including Confirmed Orders (1) (in millions)
As of December 31, 2025, the Company had a backlog of $234 million. The Company evaluates demand for its WTS segment using backlog including confirmed orders, as confirmed orders are generally not canceled and, as such, provides a more holistic measure of demand. As of December 31, 2025, WTS’s backlog including confirmed orders was $346 million, indicating continued health in project load and future revenue.

Precast Order Book (in millions)
As of December 31, 2025, the Company had an order book totaling $57 million in the Precast segment, a 6%decrease from the prior year. Even though challenged by macroeconomic headwinds, particularly with residential construction, the Precast order book is strong considering the shorter lead times expected for that business.

(1)
‘Confirmed orders’ includes projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed. The Company is presenting backlog including confirmed orders, which is a non-GAAP financial measure, to better enable investors and others to assess the Company’s ongoing operating results and compare them with its competitors. This should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Demand Drivers, Growth, and Strategic Opportunities

Demand for NWPX Infrastructure’s products is driven by several converging forces that highlight the need for reliable water transmission solutions. Decades of underinvestment and aging infrastructure have left many water and wastewater systems in urgent need of repair and replacement. Growing populations and new communities increase pressure on existing water sources, while drought conditions and the effects of climate change strain these supplies and necessitate transporting water from greater distances. At the same time, public awareness of water quality, conservation, and sustainable usage has led to more stringent regulatory policies. In response, federal and state initiatives such as the Infrastructure Investment and Jobs Act and the Drinking Water State Revolving Loan Fund are allocating substantial funds to modernize critical water systems. Together, these factors underscore the rising demand for NWPX Infrastructure’s products as utilities and municipalities seek dependable infrastructure solutions to meet today’s mounting challenges.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Demand Drivers

NWPX Infrastructure’s manufacturing footprint is strategically positioned to capitalize on the expected increase in demand resulting from these drivers:

Aging Water and Wastewater Systems	•	Existing infrastructure needs upgrades, repairs, and replacements
	•	Underinvestment in past water infrastructure projects
Rising Demand on Developed Water Sources	•	Population growth and new population centers intensify the need for expanded treatment capacity, storage, and resilience investments
Drought Conditions and Climate Change	•	Existing water sources are stressed
	•	New water sources located at greater distances from population
Increasingly Stringent Regulatory Policies	•	Increased public awareness of problems with the quality of drinking water, water conservation, and efficient water usage
Federal and State Initiatives to Improve Infrastructure	•	Federal momentum continues to support long-term water infrastructure investment, creating a favorable backdrop for state-driven programs and project activity
	•	States are accelerating their own funding initiatives, including:
– State Water Implementation Fund for Texas with $17 billion committed and a new allocation of up to $1 billion annually to the Texas Water Fund
– California’s $7.5 billion water bond (nearly fully committed) and its new $4 billion water-focused bond approved in 2024

Growth and Strategic Opportunities

The Company’s growth strategy continues to focus on diversifying into a broader water market and capitalizing on the unique attributes of its market position, production capabilities, reputation, and nationwide sales and distribution footprint. The Company’s goal is to create transformational growth and profitability to drive shareholder value via an organic growth “Product Spread” strategy and through acquisitions. Product Spread is the manufacture and ultimate sale of precast products to those geographic markets served by pre-existing NWPX Infrastructure facilities. This includes NWPX Park’s water treatment solutions sold beyond Texas, and precast products produced and sold out of the Company’s NWPX Geneva and water transmission manufacturing facilities. By extending the reach of each facility’s product lines across the country, the Company advances its strategic goals of increasing revenue, expanding market share, and enhancing profitability, ultimately delivering strong returns for shareholders and driving overall financial performance.

Given the size of the addressable precast market, the Company aspires to create transformational growth and profitability to drive shareholder value with organic growth Product Spread through the following actions and results:

•	Build out utilization at NWPX Park facilities in Texas
•	Strengthen outside sales team primarily focused on wastewater and water distribution products to push capacity
	–	Booked $10.7 million of orders outside of Texas in 2025, up from $9.1 million in 2024
•	Emphasizing cross-training across facilities
•	Gaining additional traction on Product Spread at the NWPX Geneva facilities
	–	Booked $2.1 million of NWPX Park-related projects in 2025, up from $1.9 million in 2024

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Strategic acquisitions present prime opportunities for the Company to further expand its reach in the precast-related market. The Company acquired Geneva Pipe and Precast Company (“NWPX Geneva”) in January 2020, a concrete pipe and precast concrete products manufacturer based in Utah. This acquisition expanded the Company’s water infrastructure product capabilities by adding additional reinforced concrete pipe (“RCP”) capacity and a full line of precast concrete products including storm drains, manholes, catch basins, vaults, and curb inlets as well as innovative lined products that extend the life of concrete pipe and manholes for sewer applications.
In October 2021, the Company acquired Park Environmental Equipment, LLC (“NWPX Park”), a technology leader in water infrastructure products that manufactures water, wastewater, and environmental solutions at its three operating facilities in Texas. The NWPX Park products are assembled within concrete vaults or steel fabricated housings that can be delivered direct to the job site, saving valuable installation time for the Company’s customers.

Future strategic acquisitions will target:

•	Accretive acquisition candidates and/or a single-location facility in the precast-related space
•	Prospective high-quality opportunities with some or all of the following key attributes:
	–	Strong organic growth potential;
	–	Strong margin characteristics;
	–	Solid asset efficiency;
	–	Positive cash flow profile;
	–	Accretive to earnings;
	–	Industry and geographic location aligns with strategic growth plan;
	–	Performance indicators based on revenue and earnings before interest, income taxes, depreciation, and amortization (“EBITDA”) thresholds;
	–	Strong brand reputation and relationships in industry; and
	–	Experienced management teams

Further, the Company continues its commitment to the precast market. The Company recently constructed a new RCP and manhole mill at the Salt Lake City facility and is in the process of installing a drycast catch basin machine at the Orem facility. Additionally, in February 2026, the Company acquired Boughton’s Precast, Inc., a single precast facility located in Pueblo, Colorado. These investments will provide the rapidly growing NWPX Geneva operations with additional production capacity and capabilities.

In addition to the focus placed on the Company’s growth strategy, the following strategic and operational initiatives also play a critical role in the business:

•	Maintain a safe and rewarding workplace where employees are proud to work;
•	Improve performance through a persistent focus on margin over volume;
•	Intensify the Company’s focus on strategic opportunities to grow the Company through expansion or acquisitions
•	Continue to implement cost reductions and efficiencies at all levels of the Company; and
•	Return value to shareholders through opportunistic share repurchases in the absence of larger merger and acquisition opportunities

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Water Transmission Systems

Segment Highlights

Northwest Pipe
Company

Milk River Basin Repair Project in Montana

The Company supplied over 6,500 feet of 90-inch diameter steel pipe for the new dual-line system in this quick-response canal failure emergency. The project included InfraShield® joints for added resiliency at inlet and outlet structure wall penetrations where differential settlement is anticipated.

7
PLANTS

775
EMPLOYEES

$351
REVENUE IN MILLIONS

$346
BACKLOG INCLUDING CONFIRMED ORDERS IN MILLIONS

The Water Transmission Systems segment delivered record-breaking performance in 2025. Annual net sales reached $351 million, up 3.8% from the prior year, with record gross profit of $67 million and a strong gross margin of 19%. Segment highlights include:

- Sold over 134 miles of engineered steel water transmission pipe.
- Completed 56 independent Lean, Safety, and Process Improvement plant projects resulting in operational savings and efficiencies.
- The InfraShield® Geohazard Resistant Joint System received U.S. Patent (No. 12215817)and has multiple projects underway.
- Debuted the patent-pending Permalok® Radial Bending Joint. This innovative joint allows steel casing pipe to be installed along a curved path in microtunneling applications.
- The Permalok® HDD (Horizontal Direct Drilling) Joint was winner of the 2025 Abbott Innovative Product Award presented at the North American Society for Trenchless Technology (NASTT) Annual Conference.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Precast
Segment Highlights

NWPX
GENEVA
NWPX
PARK

City of Flagstaff Wildcat Interceptor Sewer Upsizing Project

NWPX Geneva provided 18 Lined Manhole Systems for this major wastewater upgrade. Each 84" manhole includes a corrosion-free synthetic polymer liner and connects using an integrated seal gasket that eliminates the need for field welding of the interior liner.

7
PLANTS

462
EMPLOYEES

$175
REVENUE IN MILLIONS

$57
ORDER BOOK IN MILLIONS

The Precast Infrastructure and Engineered Systems segment continues its growth pattern. In 2025 the Precast segment realized record-breaking revenue of $175 million with gross profit increasing 11.3% over the prior year to $36 million. Segment highlights include:

- All Precast facilities are now certified by the National Precast Concrete Association (NPCA).
- NWPX Geneva was named Manufacturer of the Year 2025 by the Utah Manufacturers Association.
- The Salt Lake City facility commissioned a new Exact 2500 Pipe Machine Plant which greatly increases RCP and manhole output and quality.
- All three Utah facilities received the Utah Department of Transportation Gold Class Producer designation.
- The St. George facility was granted Safety and Health Achievement Recognition (SHARP) approval through the Utah Occupational Safety and Health Division.
- The Company achieved UL 508A Certification for control panel systems.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Key Initiatives

NWPX Infrastructure has developed core programs that support its culture and professional standards. These initiatives all start with the Company’s core values of Accountability, Commitment, and Teamwork—ACT for short. The Company seeks to demonstrate these core values in all actions, both internally and externally, and with all stakeholders.

As a Company, a robust safety program, employee development and engagement, social responsibility, environmental compliance, and strong governance principles serve as initiatives that are transforming employee performance and operational success.

Prioritizing Health and Safety

As a manufacturing company, a top priority is sending each employee home safely at the end of the day. As such, safety is at the central core of the Company’s culture and is infused at every level of its organization. More than just policy and procedure, the Company’s safety program gives equal focus to the human side of safety, integrating coaching and mentoring efforts with compliance-driven approaches.

The Company’s recordable incident rate and days away rates are significantly lower than available comparable industry averages. Industry average rates are recorded to OSHA per 100 full-time workers for NAICS code 33121 (Iron and steel pipe and tube manufacturing from purchased steel) and NAICS code 327332 (Concrete pipe manufacturing).

Recordable Incident Rate	Days Away Incident Rate

(1) 2025 industry rates are not yet available as of the date of this Proxy.
(2) Industry Average Precast (NAICS code 327332) is not available for 2021.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

By instilling a deep commitment to safety that reaches from the Company’s Chief Executive Officer (“CEO”) to its general laborers, the Company has achieved industry-leading safety performance. Over the last four years, the Company’s total recordable incident rate was 1.54 and its average days away rate was 0.31, calculated in accordance with OSHA record keeping requirements.

To align the Company’s commitment to safety with its incentive compensation plans, the executive officers and members of the senior management team had 10% of their short-term incentive plan tied to the Company’s recordable incident rate, with a target of 2.3. The 2025 recordable incident rate of 1.06 was a Company record and is indicative of the importance placed on safety at NWPX Infrastructure.

The addition of new safety programs in 2025 has strengthened the Company’s performance, which now sits well below available comparable industry averages in NAICS codes 33121 and 327332. As shown in the charts above, the Company has also achieved significant reductions in incident rates over time. Further, as of December 31, 2025, three of 13 facilities exceeded one million work hours without a lost time incident, and 10 of 13 facilities exceeded one year since their last lost time incident. Read more on the Company’s safety program at nwpx.com.

Safety Programs and Assets

Each of the Company's facilities engage in a range of activities to support strong safety performance—from daily toolbox talks that address the day's tasks and any specific safety concerns, to monthly Safety Plan Meetings and recognition programs like the 'No Days Away' Safety Awards. A highlight each year is Safety Day, a dedicated day when a facility pauses operations to focus on safety training. These events feature interactive demonstrations from outside vendors and offer a hands-on, engaging atmosphere for employees. All 14 facilities participate in these programs, including the two highlighted below.

Lean in ACTion	Five to Stay Alive
To share safety and process improvement successes across NWPX Infrastructure’s facilities, the Company established the Lean in ACTion Program. Facilities submit multiple improvement reports annually, which include an assessment of the activity, photos, a before-and-after statement of how a process was improved, a summary of cost or labor hour savings, and the overall benefits achieved. Many of these improvements incorporate 6S methodology—Sort, Set in Order, Shine, Standardize, Sustain, and Safety—reinforcing the Company’s commitment to safe, efficient and well-organized work environments.	The Five to Stay Alive Program is the Company's latest program and focuses on the top five most common safety hazards: forklifts and vehicles, ladders, fall protection, lockout/tagout and machine guarding, and crane and rigging systems. Throughout the year, safety information is shared with all team members via in-facility presentations, reminder hand-outs, the monthly rotating communications slide deck, and team one-on-ones. This program provides additional awareness to help mitigate the potential safety challenges at the manufacturing facility level.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Employee Development

NWPX Infrastructure is committed to fostering a workplace where all individuals have the opportunity to grow, contribute, and succeed. The Company recognizes that its employees are the foundation of its success, and as such, investment in employee development is not just an investment in individual employees, but an investment in the Company’s long‐term success and competitiveness.

NWPX Infrastructure is committed to creating an environment where employees are supported, valued, and inspired to deliver their best work every day. Building high-performing teams requires deliberate focus on three essential areas: recruiting top talent, empowering teams, and encouraging continuous learning. Through these efforts, the Company cultivates a culture of excellence that drives innovation, operational integrity, and advances the mission of providing resilient water infrastructure for generations to come.

Building High Performing Teams

Recruit Top Talent	NWPX Infrastructure recognizes that its strength begins with the people it hires. The Company’s goal is to attract and retain individuals who bring skilled labor, technical expertise, problem-solving ability, and a shared commitment to its purpose. The Company actively recruits talent through a combination of industry outreach, employee referrals, and targeted recruitment in trades and professional disciplines. The Company’s selection process emphasizes both character and capability, ensuring that new team members align with its culture of safety, integrity, and operational excellence. NWPX Infrastructure believes that hiring the right people at every level drives performance, innovation, and long-term company growth.
Empower Engagement	NWPX Infrastructure recognizes that strong business performance is driven by teams who bring a wide range of skills, perspectives, and professional experience. The Company’s focus is on cultivating a workplace where employees are respected, supported, and equipped to contribute their best work. The Company emphasizes open communication, consistent hiring practices, ongoing training, and engagement efforts that strengthen collaboration across the organization. This approach helps build effective teams, encourages fresh ideas, and supports the innovation and continuous improvement that drives the Company’s long-term success.
Encourage Continuous Learning	NWPX Infrastructure invests in the ongoing growth and development of its people. The Company promotes continuous learning through hands-on training, leadership development, professional certifications, and educational reimbursement programs. The Company encourages employees to seek opportunities to expand their skills and share knowledge across teams. By creating pathways for personal and professional development, NWPX Infrastructure encourages employees to evolve with the Company, which strengthens both individual careers and its collective performance.

NWPX Infrastructure celebrates its workforce through its employee recognition efforts that allow the Company to shine a spotlight on both individual and team achievements and acknowledge the hard work that contributes to the Company’s success. Please read more about the Company’s employment practices in its Corporate Social Responsibility Report.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Corporate Social Responsibility

NWPX Infrastructure maintains a commitment to responsible business practices supported by strong governance structures. The Environmental and Social Governance (“ESG”) Committee of the Board of Directors (“Board”) provides oversight of environmental and social matters, including climate-related risks, workplace safety, employee engagement, and community impact, and receives regular reports from management.

The Company prioritizes sustainability topics relevant to its business and stakeholders. NWPX Infrastructure maintains verified greenhouse gas inventories, implements water stewardship practices across operations, and manufactures products to support water conservation, safety, and supply to thriving communities.

Select Corporate Social Responsibility (“CSR”) Programs

•

Greenhouse Gas Emissions Inventory: NWPX Infrastructure completed a third-party verified inventory of Scope 1 (direct) and Scope 2 (indirect) greenhouse gas emissions to assess the environmental impact of the Company’s operations. This foundational effort aligns with globally recognized standards and helps identify opportunities to improve efficiency, set informed goals, and enhance transparency with stakeholders.

•	Environmental Product Declarations: In 2025 the Company announced the publication of its first third-party verified Environmental Product Declaration (“EPD”) covering cement-mortar-lined welded steel pipe produced under the Northwest Pipe Company brand. Beyond supporting regulatory compliance, EPDs quantify environmental footprints and uncover opportunities to improve resource efficiency, reduce waste, and lower costs. By quantifying embodied carbon and other key indicators, the EPD equips engineers, contractors, and municipalities with credible information to support sustainable procurement, meet Buy Clean California requirements, and comply with evolving state and federal environmental reporting standards.

•	Community Impact Program: The Company’s Community Impact Program (“CIP”) supports charitable giving and volunteer initiatives in the communities where it operates. The CIP addresses critical social and environmental challenges and in 2025, the program was expanded to the manufacturing facilities, empowering local teams to engage with and support charitable initiatives in their own communities.

Read more about these and other CSR initiatives in the Company’s Corporate Social Responsibility Report at nwpx.com.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Professional Standards

NWPX Infrastructure takes pride in the high standards of conduct that it identifies with as a Company. The Company has controls in place relating to compliance with its Code of Business Conduct and Ethics (“Code”), including a requirement for employees and the Board of Directors to review and understand the requirements of the Code, as well as an established whistleblower hotline and related procedures. The Company conducts training on the Code in regular intervals during the employee’s life cycle. The most recent ethics training for all salaried employees was conducted in the fourth quarter of 2024. The Company also conducts anti-trust training annually. The most recent anti-trust training for certain senior management and sales employees was conducted in the second quarter of 2025.

2026 Proxy Statement

Proxy Proposals

Proposal 1:
Election of Directors		☑ FOR	page 16
•	All nominees are highly experienced and have the qualifications and skills necessary to oversee the Company and advance its strategic vision.	each nominee
•	All nominees are independent except for the Chief Executive Officer.
Proposal 2:
Advisory Vote on the Company’s Executive Compensation		☑ FOR	page 17
•	Executive officer compensation is structured to attract and retain highly capable individuals and offer competitive compensation opportunities.
•	Pay-for-performance alignment is built into the design of the Company’s incentive programs, which are strongly tied to key financial measures.
Proposal 3:
Ratification of the Appointment of Baker Tilly as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026		☑ FOR	page 18
•	Baker Tilly is an independent registered public accounting firm with the requisite skills and objectivity.
•	Baker Tilly has deep institutional knowledge of the Company’s industry, operations, business, accounting policies, and internal controls.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

PROPOSAL #1:

Election of Directors

Director Nominees

Scott Montross Years as a Director: 13 Committees: None Independent: No	John Paschal Years as a Director: 6 Committees: Nominating and Governance Committee (Chairperson) and Environmental and Social Governance Committee Independent: Yes
Specific Experience, Qualifications, Attributes, and Skills:	Specific Experience, Qualifications, Attributes, and Skills:

•  Experienced leader in commercial and operational disciplines, strategy including business turnaround and driving growth

•  In-depth understanding of industry manufacturing, critical infrastructure, product design and development, and supply chain logistics

•  Significant management and finance experience including corporate reporting, accounting, controls, and mergers and acquisitions

• Extensive understanding of manufacturing

• Broad experience with human capital, operations, and governance issues gained through hands-on leadership

• Significant expertise in commercial strategy, supply chain, and logistics

Continuing Directors

Michael Franson	Amanda Julian, PhD, MA	Keith Larson	Irma Lockridge	Richard Roman

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

PROPOSAL #2:

Advisory Vote on the Company’s Executive Compensation

The following table reflects compensation awarded to the Company’s CEO, Chief Financial Officer (“CFO”), and each of the three other most highly compensated executive officers (collectively the “Named Executive Officers” or “NEOs”) in 2025. More detailed information regarding Executive Compensation can be found on page 39 under “Executive Compensation Discussion and Analysis” and on page 47 under “Summary Compensation.”

Name	Principal Position	Salary	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Scott Montross	Director, President, and CEO	$732,182	$1,280,061	$1,464,364	$16,323	$3,492,930
Aaron Wilkins	Senior Vice President (“SVP”), CFO, and Corporate Secretary	440,451	440,004	528,541	15,289	1,424,285
Miles Brittain	Executive Vice President (1)	434,190	440,004	521,028	17,283	1,412,505
Eric Stokes	SVP and General Manager (“GM”) of WTS (2)	356,320	361,121	356,320	14,809	1,088,570
Michael Wray	SVP and GM of Precast (3)	356,320	361,121	356,320	15,770	1,089,531

(1)	As previously announced, Mr. Brittain retired on April 3, 2026.
(2)	Mr. Stokes was promoted to Senior Vice President and Water Transmission Systems Group President in January 2026.
(3)	Mr. Wray was promoted to Executive Vice President in January 2026.

Performance Based Compensation

The Board of Directors and executive management at the Company believe that the performance and contribution of their executive officers are critical to the Company’s overall success. To attract, retain, and motivate the executives to accomplish the Company’s business strategy, the Compensation Committee establishes executive compensation policies and oversees executive compensation practices at the Company.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of the Company’s specific annual and long-term goals, and which aligns executives’ interests with those of the shareholders by rewarding performance that exceeds established goals, with the ultimate objective of improving shareholder value.

Compensation Best Practices

✔	Best Practices in the Company’s Programs	✘	Practices the Company does not Engage in or Allow

•  Pay aligns with performance

•  Market-based approach for determining NEO target pay levels

•  Caps on annual and long-term incentives

•  Supplemental clawback policy on variable pay

•  Safety goals included in annual incentive

•  Robust stock ownership requirements

•  No guaranteed annual salary increases or bonuses

•  No excessive perks

•  No personal income tax gross-ups

•  No automatic acceleration of unvested stock incentive awards in the event of termination

•  No enhanced retirement formula or incentives

•  No enhanced death benefits for executives

•  No hedging or pledging of Company stock

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

PROPOSAL #3:

Ratification of the Appointment of Baker Tilly as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026

Audit fees include fees for the audit of the annual financial statements, including required quarterly reviews, the audit of the Company’s internal control over financial reporting, and services in connection with other regulatory filings. Fees for services billed by the Company’s principal accountant, Baker Tilly (and its predecessor Moss Adams LLP (“Moss Adams”)), for the years ended December 31, 2025 and 2024 were as follows:

2025 $ 1,509,000

2024 $ 1,555,000

Voting Information

Vote Results

At the Annual Meeting, NWPX Infrastructure will announce preliminary vote results for those items of business properly presented. Within four business days of the Annual Meeting, the Company will disclose the preliminary results (or final results, if available) in a Current Report on Form 8‑K filed with the SEC.

Record Date and Who Can Vote

Stockholders owning NWPX Infrastructure common stock at the close of business on April 9, 2026, the Record Date, or their legal proxy holders, are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 9,637,008 shares of NWPX Infrastructure common stock outstanding. Each outstanding share of NWPX Infrastructure common stock is entitled to one vote.

Quorum

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Virtual attendance at the Annual Meeting constitutes presence in person for quorum purposes at the meeting.

Confidential Voting

Proxy cards, instructions, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, or (iii) to facilitate a successful proxy solicitation by the Board of Directors. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to the Company’s management.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Notice and Access

This Proxy Statement and the Company’s 2025 Annual Report to Shareholders for the Annual Meeting to be held on June 10, 2026 are also available at www.proxyvote.com.

2026 Proxy Statement

Governance Principles

NWPX Infrastructure’s Board of Directors and management have committed themselves to establishing a strong corporate governance environment and to adopting best practices to meet the needs and goals of the Company. As part of that commitment, the Company has adopted Corporate Governance Principles, which cover such topics as qualifications and independence of Board members, the selection, orientation, and continuing education of Board members, as well as other topics designed to promote effective governance by the Board. The Company has also adopted a Code of Business Conduct and Ethics, which applies to all employees, officers, and directors of the Company. It sets forth guidance to help in recognizing and dealing with ethical issues, to provide mechanisms for anonymous reporting of unethical conduct and concerns about financial reporting or other accounting matters without fear of retaliation, and to promote a culture of honesty and accountability. In addition, the Company has adopted a Code of Ethics for Senior Financial Officers, which applies to senior financial officers and sets forth guidance to deter wrongdoing, promote honest and ethical conduct, and promote a culture of integrity and fairness.

Copies of the Corporate Governance Principles, Code of Business Conduct and Ethics, and Code of Ethics for Senior Financial Officers are available on the Company’s website at www.nwpx.com under “Investors” — “Corporate Governance,” or by writing to the Company’s Corporate Secretary, NWPX Infrastructure, Inc., 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684.

Director Elections

While directors are elected by a plurality of votes cast, the Company’s Corporate Governance Principles include a director resignation policy, requiring a director who receives a greater number of votes “withheld” from his or her election than votes “for” in such election shall submit to the Board of Directors a letter of resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee shall recommend to the Board the action to be taken with respect to such offer of resignation. The Board shall act promptly with respect to each such letter of resignation and publicly disclose its decision and rationale within 90 days following certification of the shareholder vote.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

The Company’s Board of Directors continually assesses the appropriateness of the continued service of newly elected directors. Accordingly, to the extent consistent with the Company’s Articles of Incorporation and applicable law, each person who is being nominated by the Board to his or her first term as a director shall be nominated for election for a one-year term. Where such person must be elected to a class of directors whose term would not expire at the next Annual Meeting of Shareholders, a new director is required to submit a letter of resignation, the effectiveness of which is contingent upon the acceptance of such resignation by the Board, upon recommendation by the Nominating and Governance Committee, at any time after such person’s election to the Board and prior to the next Annual Meeting of Shareholders. This important feature provides time to evaluate the director’s skills and whether they meet the needs of the business.

Director Independence

The current Board of Directors consists of seven directors, one of whom is currently employed by the Company (Mr. Montross). The Board has affirmatively determined that all of the other directors (Mss. Julian and Lockridge and Messrs. Franson, Larson, Paschal, and Roman) are “independent” in accordance with the standards of the Nasdaq Stock Market, including standards related to independence for service on the committees on which they serve, and as defined by the director independence guidelines included in the Company’s Corporate Governance Principles.

Criteria for Director Independence

For a director to be considered independent, the director must not have any material relationships with NWPX Infrastructure, either directly or as a partner, controlling shareholder, or officer of an organization that has a relationship with the Company, other than as a director or shareholder of NWPX Infrastructure. Material relationships can include vendor, supplier, consulting, legal, banking, accounting, charitable, and family relationships, among others. The Board of Directors considered all relevant facts and circumstances in making its determination of independence, including the following:

✔	An independent director or nominee may not have been employed by NWPX Infrastructure or any of its subsidiaries or affiliates at any time during the past three years.
✔	An independent director or nominee may not accept, or have a family member that accepts, any compensation from NWPX Infrastructure in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than (i) compensation for board or board member service, (ii) compensation paid to a family member who is an employee (other than an executive officer) of the Company, or (iii) benefits under tax-qualified retirement plan or non-discretionary compensation.
✔	An independent director or nominee may not have a family member who is, or at any time during the past three years was, employed by NWPX Infrastructure as an executive officer.
✔

An independent director or nominee may not be, or have a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which NWPX Infrastructure made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from the investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs.

✔	An independent director or nominee may not be, or have a family member who is, an executive officer of another entity where an executive officer of NWPX Infrastructure serves, or has served during the past three years, on the compensation committee of such entity.
✔

An independent director or nominee may not be, or have a family member who is, a current partner of NWPX Infrastructure’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Board of Directors Primary Areas of Risk Oversight

✔	General strategic, commercial, operational, regulatory (including taxes and tariffs), and economic risks
✔	Governance and enterprise-wide culture that supports awareness and the identification, escalation, and appropriate management of business risks
✔	Integrity, ethics, and compliance with its Code of Business Conduct and Ethics
✔	Financial projections including liquidity management
✔	Strategic acquisition transactions, including execution and integration, and the competitive landscape for such acquisitions
✔	Mitigation of concerns arising from cybersecurity, artificial intelligence, environmental matters, and other litigation
✔	Review of any other material transactions such as agreements involving corporate indebtedness, legal settlements or structure, commitments, or partnerships

Board Leadership Structure and Risk Oversight

The Company’s Corporate Governance Principles provide that the independent members of the Board of Directors will select a lead director from among the independent directors if the positions of Chairperson of the Board and CEO are held by the same person, if the Chairperson of the Board is not an independent director, or if the Board otherwise determines that a lead director is appropriate. The responsibilities of the Chairperson of the Board include the following: set Board meeting agendas in collaboration with the CEO; preside at Board meetings and the annual shareholders meeting; assign tasks to the appropriate committees; serve as an ex-officio member of each Board committee; and ensure that information flows openly between the management and the Board. The responsibilities of the lead director include the following: coordinate the activities of the independent directors; make recommendations to the CEO in setting Board meeting agendas on matters concerning the independent directors; prepare the agenda for executive sessions of the independent directors, chair those sessions, and be primarily responsible for communications between the independent directors and the CEO; evaluate, along with the members of the Compensation Committee, the performance of the CEO; assist the Nominating and Governance Committee in the annual self-evaluation of the Board; recommend to the Chairperson of the Board the retention of consultants, as necessary or appropriate, who report directly to the Board; advise the Chairperson of the Board as to the quality, quantity, and timeliness of information sent to the Board; consult with other members of the Board as to recommendations for Board and committee membership and chairpersons of the Board committees, and interview Board candidates; and perform such other duties as the Board may from time to time designate.

Mr. Roman, who has served as the Chairperson of the Board since January 2013, was not “independent” within the meaning of the applicable rules of the Nasdaq Stock Market until October 1, 2021 because of his previous employment with the Company. Mr. Franson was appointed as the Board’s Lead Director in August 2016 while Mr. Roman was not considered “independent” within the meaning of the applicable rules of the Nasdaq Stock Market. Despite Mr. Roman now meeting the definition of “independent,” the Board has determined to retain Mr. Franson’s Lead Director designation, as a reflection of the Board’s commitment to principles of independence.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Board’s Role in Risk Oversight

The Board of Directors oversees management’s Company-wide risk management activities which include assessing and taking actions necessary to manage risks incurred in connection with the long-term strategic direction of the Company and the operation of its business. The Board uses its committees to assist in its risk oversight function.

While senior management has primary responsibility for managing risk, the Board of Directors has responsibility for risk oversight with specific risk areas delegated to relevant Board Committees who report on their deliberations to the Board. The Board relies on senior management to keep it informed with respect to the nature of risks facing the Company and how the Company is managing those risks.

Risk Focus Areas for 2025

Cybersecurity	The Board of Directors acknowledges the Company operates in a business environment encumbered by the increased risk of cyberattacks. The Audit Committee is responsible for oversight of the Company’s cybersecurity program and discusses the topic at least quarterly. The Audit Committee is involved with the review of management’s risk assessment process and formulation of policies and procedures to prevent, detect, and to the extent it could become applicable in the future, mitigate the effects of a discovered breach. The Board’s expertise in risk assessment has been further enhanced with the Audit Committee chairperson earning a certification in cybersecurity risk, providing the Company with the appropriate oversight to this evolving threat. The Audit Committee believes that the Company’s efforts require continuous review due to the speed at which these types of criminal behaviors evolve, and due to the inherent risk with cybersecurity, maintaining insurance is necessary to help protect the residual operational and financial risks involved which are not otherwise mitigated.
Artificial Intelligence	The Board of Directors, through the Audit Committee, oversees the Company’s governance of Artificial Intelligence (“AI”) and related risks. Senior leadership, including the Vice President of Information Technology, discuss the Company’s AI strategy with leadership and the Board of Directors. The Board regularly assesses AI matters in the context of the Company’s proprietary information.

Board of Director’s Meetings

Regular attendance at the Company’s Board of Directors meetings and the Annual Meeting is expected of each director. The Board held five meetings during 2025, in addition to adopting unanimous written consents in lieu of a meeting. Each of the directors attended more than 75% of the total number of Board and applicable Committee meetings during their tenure in 2025. In addition, all of the directors serving at that time attended the Company’s 2025 Annual Meeting of Shareholders.

Board of Director’s Committees

The Board of Directors has an Audit Committee, a Compensation Committee, an Environmental and Social Governance Committee, and a Nominating and Governance Committee. Each of the Committees consists of independent directors and each of the Committees has adopted a written charter which is available on the Company’s website at www.nwpx.com under “Investors” — “Corporate Governance.” The tables below list the current membership of each Committee.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Audit Committee	Keith Larson, Chairperson Michael Franson Richard Roman

  Focus Areas:

✔ Risk management practices, including data protection and cybersecurity
✔ Compliance with regulatory requirements
✔ Ensure the mitigation of certain financial risks
✔ Review the external auditor’s qualifications and independence
✔ Treatment of any complaints regarding accounting, internal control, or auditing matters through the anonymous submission process, when applicable
✔ Accounting compliance oversite including the Company’s integrity over financial internal controls systems and disclosures
✔ Review of material findings of any examinations conducted by federal, state, or other agencies
✔ Review of transactions with related parties
The Audit Committee of the Board of Directors is responsible for the oversight and monitoring of: the integrity of the Company’s financial reporting process, financial internal control systems, accounting and legal compliance, and the integrity of the financial reporting; the qualifications, independence, and performance of the internal and independent auditors; the Company’s compliance with applicable legal and regulatory requirements; oversight of risk management practices, including data protection and cybersecurity; governance policies addressing risks associated with the Company's use of tools utilizing artificial intelligence; and the maintenance of open and private, if necessary, communication among the independent auditors, management, legal counsel, and the Board. The Audit Committee met eight times in 2025. Each member of the Audit Committee is “independent” as defined by applicable SEC and Nasdaq Stock Market rules. The Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by the rules of the SEC.

Compensation Committee	Michael Franson, Chairperson Keith Larson Irma Lockridge
  Focus Areas:
✔ Compensation plans, programs, and arrangements and other employment practices and policies
✔ Recruitment and retention of key talent
✔ Labor compliance
✔ Executive compensation
✔ Maintaining remuneration framework
The Compensation Committee of the Board of Directors is responsible for the oversight and determination of executive compensation by reviewing, recommending, and approving salaries and other compensation of the Company’s executive officers, and administering the Company’s equity incentive and compensation plans, including reviewing, recommending, and approving equity incentive and compensation awards to executive officers. In addition, the Compensation Committee is responsible for recommending to the Board the level and form of compensation and benefits for all nonemployee directors; administering the Company’s Incentive Compensation Recovery Policy; and reviewing, recommending, and taking action upon any other compensation practices or policies of the Company as the Board may request or the Committee may determine to be appropriate. The Compensation Committee has sole authority to retain and terminate a compensation consultant, legal counsel, or other adviser to assist in the evaluation of executive compensation. The Compensation Committee met four times in 2025, in addition to adopting unanimous written consents in lieu of a meeting. Each member of the Compensation Committee is “independent” as defined by applicable Nasdaq Stock Market rules.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Environmental and Social Governance Committee	Amanda Julian, Chairperson Keith Larson John Paschal
Focus Areas: ✔ Environmental stewardship ✔ Human capital development ✔ Social responsibility and sustainability ✔ Corporate philanthropic activities	The Environmental and Social Governance Committee (ESG) of the Board of Directors is responsible for providing oversight and support of the Company’s environmental, health, and safety compliance policies, programs, and initiatives, and its commitment to environmental, health, and safety, corporate social responsibility, social governance, sustainability, and other related public policy matters relevant to the Company. The ESG Committee oversees the development, implementation, and effectiveness of the Company’s ESG policies and initiatives; ensures the alignment of environmental and social governance practices with the Company’s strategic goals; monitors and assesses the Company’s progress on environmental and social governance related risk, opportunities, and performance metrics; assists in ensuring the Company’s compliance with associated legal and regulatory requirements; and reviews the Company’s approach to human capital management, including maintaining an understanding of the Company’s programs surrounding employee health, safety, well-being, training, and development. The ESG Committee met four times in 2025. Each member of the ESG Committee is “independent” as defined by applicable Nasdaq Stock Market rules.

Nominating and Governance Committee	John Paschal, Chairperson Amanda Julian Irma Lockridge
  Focus Areas:
✔ Identification of qualified candidates for membership on the Board
✔ Review of corporate governance developments for the purpose of recommending to the Board corporate governance practices, including revisions to the Company’s Corporate Governance Principles
✔ Board training and onboarding
✔ Recommending committee membership to the Company’s Board
✔ Board succession planning
✔ Share ownership requirements and insider trading compliance
The Nominating and Governance Committee of the Board of Directors recommends to the Board corporate governance principles for the Company, identifies qualified candidates for membership to the Board, proposes nominees for election, and ensures effective Board succession planning. The Nominating and Governance Committee met four times in 2025. Each member of the Nominating and Governance Committee is “independent” as defined by applicable Nasdaq Stock Market rules.

Communications with Directors

Any shareholder who wants to communicate with members of the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board, c/o Chairperson of the Board, NWPX Infrastructure, Inc., 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684. Communications should be sent by overnight or certified mail, return receipt requested. All communications will be submitted to the intended member(s) of the Board in a timely manner.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Nominations by Shareholders

In identifying qualified candidates for the Board of Directors, the Nominating and Governance Committee will consider recommendations by shareholders. Shareholder recommendations as to candidates for election to the Board may be submitted to the Company’s Corporate Secretary, NWPX Infrastructure, Inc., 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684. The Nominating and Governance Committee will evaluate potential nominees, including candidates recommended by shareholders, by reviewing qualifications, considering references, and reviewing and considering such other information as the members of the Nominating and Governance Committee deem relevant.

The Company’s Bylaws permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely, in accordance with the Company’s Bylaws, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting of shareholders is more than 30 days prior to, or more than 60 days after, the first anniversary of the date of the preceding year’s annual meeting, to be timely, a shareholder’s notice must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which public disclosure of the date of the meeting is first made by the Company. Any nominations for the 2027 Annual Meeting of Shareholders must be received by the Company no later than March 12, 2027.

Any nominations by shareholders must also comply with the timing, disclosure, procedural and other requirements as set forth in the Company’s Bylaws, as well as any other applicable requirements set forth in Exchange Act Rule 14a‑19 if the nominating shareholder intends to solicit proxies in support of their nominee, including that the nominating shareholder actually solicit holders of shares representing at least 67% of the voting power of the shares entitled to vote in the Company’s election of directors. A shareholder’s notice of nomination must set forth certain information specified in the Company’s Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder, and the shareholder and its nominee must undertake to provide supplemental information, agreements and questionnaires, as described in greater details in the Company’s Bylaws. The Company’s Bylaws, as amended effective December 14, 2023, expanded and clarified these notice and information requirements, along with certain other procedural matters.

Audit Committee Report

The Audit Committee reports to and acts on behalf of the Board of Directors and is comprised solely of directors who satisfy the independence, financial literacy, and other requirements set forth in the listing rules of the Nasdaq Stock Market and applicable securities laws. In addition, each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by the rules of the SEC.

The Audit Committee operates under a written charter, approved and adopted by the Board of Directors, which sets forth its duties and responsibilities. This charter, which is available in full on the Company’s website at www.nwpx.com under “Investors” — “Corporate Governance”, is reviewed annually and updated, as appropriate, to address changes in regulatory requirements, authoritative guidance, evolving oversight practices, and investor feedback.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

As identified above, the Audit Committee’s primary duties and responsibilities are the oversight and monitoring of:

•	the integrity of the Company’s financial reporting process, financial internal control systems, accounting and legal compliance, and the integrity of the financial reporting of the Company;
•	the qualifications, independence, and performance of the Company’s internal and independent auditors;
•	the compliance by the Company with applicable legal and regulatory requirements;
•	oversight of risk management practices, including the Company’s data protection practices and cybersecurity program; and
•	the maintenance of an open and private, if necessary, communication among the independent auditors, management, legal counsel, and the Board of Directors.

Management is responsible for preparing the Company’s financial statements and maintaining effective internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with applicable auditing standards and issuing a report thereon, and for performing an independent audit of the effectiveness of the Company’s internal controls over financial reporting. In this context, the Audit Committee performed the following:

•

met with Baker Tilly, who, through its predecessor Moss Adams, has served as the Company’s independent registered public accountants since 2016, with and without management present, to review and discuss the Company’s audited financial statements and assessment of the Company’s internal control over financial reporting, as well as the critical audit matters addressed during the audit;

•

asked management and Baker Tilly questions relating to such matters and discussed with Baker Tilly the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard No. 1301, “Communications with Audit Committees”;

•	reviewed and approved the terms of the audit engagement, followed by a critical review of the overall strategy, timing, and significant risks identified for the audit; and
•

reviewed the critical accounting policies and practices applied by the Company in preparation of its financial statements, and critical accounting estimates and significant unusual transactions affecting the Company’s financial statements.

Based on the reviews and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2025 for filing with the SEC.

The Audit Committee’s responsibilities also include monitoring the qualifications, independence, and performance of the Company’s independent auditors. In reviewing the auditor’s performance, the Audit Committee considers the quality and efficiency of the services provided by the audit team and reviews and discusses the auditor’s most recent PCAOB inspection report and its system of quality control. The Committee also reviews and discusses proposed staffing levels and the selection of the lead engagement partner from the independent registered public accounting firm. Further, the Audit Committee recognizes the importance of maintaining the independence of the Company’s auditor, both in fact and in appearance. For 2025, the Audit Committee received and reviewed the written disclosures and letter provided by Baker Tilly as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee concurs with Baker Tilly’s conclusion that they are independent from the Company and its management.

Respectfully submitted by the Audit Committee of the Board of Directors.

AUDIT COMMITTEE

Keith Larson, Chairperson

Michael Franson

Richard Roman

2026 Proxy Statement

PROPOSAL #1:
Election of Directors
Vote FOR!	Your Board of Directors unanimously recommends a vote for the nominated directors.

At the Annual Meeting, two directors will be elected, each to serve for a three-year term. The Board has nominated Scott Montross and John Paschal. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees named below. The Board of Directors believes that the nominees will stand for election and will serve if elected as a director. However, if the person nominated by the Board fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board may recommend.

The Company’s Articles of Incorporation and Bylaws provide that the Board of Directors shall be composed of not less than six and not more than nine directors. The size of the Board is currently fixed at seven directors. Under the Company’s Articles of Incorporation and Bylaws, the Company’s directors are divided into three classes, with each class to be as nearly equal in number as possible. The term of office of only one class of directors expires each year, and their successors are generally elected for terms of three years, and until their successors are elected and qualified. The term of a director elected by the Board to fill a vacancy expires at the next annual shareholders’ meeting. There is no cumulative voting for election of directors.

The Nominating and Governance Committee has responsibility for identifying director nominees who collectively have the complementary experience, qualifications, skills, and attributes to guide the Company and function effectively as a Board. The Nominating and Governance Committee believes that the nominees presented in this proxy have the key personal attributes that are important to an effective Board of Directors: integrity, candor, analytical skills, willingness to engage management and each other in a constructive and collaborative fashion, and ability and commitment to devote significant time and energy to serve on the Board and its committees. The Company considers the following specific experiences, qualifications, and skills to be critical in light of its strategic priorities, business objectives, operations, and structure.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Director Skills and Qualifications

Core Competencies

Senior Leadership

Experience serving as CEO or a senior executive as well as hands-on leadership experience in core management areas – such as strategic and operational planning, financial reporting, compliance, risk management, and leadership development – provide a practical understanding of complex organizations.

Financial Expertise	NWPX Infrastructure believes an understanding of finance and financial reporting processes is important for its directors to enable them to monitor and assess the Company’s operating and strategic performance and to ensure accurate financial reporting and robust controls. The Company seeks directors with background and experience in capital markets, corporate finance, mergers and acquisitions, accounting, and financial reporting.
Risk Management	In light of the Board of Directors’ role in risk, the Company seeks directors who can help identify, manage, and mitigate key risks, including cybersecurity, regulatory compliance, competition, brand integrity, human capital, and intellectual property.
Cybersecurity	Experience overseeing cybersecurity and technology risk, including information security governance, data privacy, and regulatory compliance supports the Company’s strategies to prevent and respond to attacks.
Public Board Governance	Service on the boards and board committees of other public companies provides an understanding of corporate governance practices and trends and insights into board management, relations between the board, the CEO, and senior management, agenda setting, and succession planning.
Industries, End Markets, and Growth Areas	Experience in industries, end markets, and growth areas that the Company serves enables a better understanding of the issues facing these businesses.
Sales	Growing sales outside of the water transmission systems market, particularly in the precast concrete and engineered solutions market, is one of the Company’s long-term growth strategies. Hence, exposure to manufacturing economies is an important qualification for Company directors.
Regulated Industries and Government Experience	The Company’s customers and project stakeholders are subject to a broad array of government regulations, and demand for products and services can be impacted by changes in law or regulation in areas such as safety, environmental, and energy efficiency. It is important to have directors with experience in government and regulated industries that provide insight and perspective in working constructively and proactively with governments and municipalities.
Environmental and Sustainability	Manufacturing efficiency includes reducing environmental impact through all areas of the business. Experience in climate and sustainability-related strategic planning, risk mitigation, and management can help the Company identify value-creation strategies and the identification of goals that will have the most impact.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Strategic Skills

Mergers and Acquisitions	Directors who possess knowledge of and experience with capital allocation strategies, strategic transactions, and mergers and acquisitions are necessary to achieve the Company’s goal to create transformational growth.
Innovation and Technology	The Company strives to lead the industry in water transmission and infrastructure innovation. Expertise in product development, testing, and introduction is critical to continuing new growth paths for the Company’s business.
Human Capital

The Company is committed to developing its human capital, including culture, health, and safety. Experience managing a large workforce brings understanding to the oversight of one of the Company’s key resources.

Marketing	Driving growth in existing and new markets is critical for Company growth. The Company’s directors who have that expertise and a much-desired perspective in marketing will aid in delivery of the Company’s products and services.
Artificial Intelligence	Experience with artificial intelligence provides valuable perspectives surrounding future investments in automation from the back office to the production floor as the Company builds out its technology infrastructure.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Board Skillset Matrix

	Scott Montross (CEO)	Michael Franson (Lead Director)	Amanda Julian	Keith Larson	Irma Lockridge	John Paschal	Richard Roman (Chairperson)
Core Competencies
Senior Leadership	■	■	■	■	■	■	■
Financial Expertise	■	■	■	■	■	■	■
Risk Management	■	■	■	■	■	■	■
Cybersecurity	■	■	■	■	■	■	■
Public Board Governance	■	■	■	■	■	■	■
Industries, End Markets, and Growth Areas	■	■	■	■	■	■	■
Sales	■	■	■	■	■	■	■
Regulated Industries and Government Experience	■	■	■	■	■	■	■
Environmental and Sustainability	■	■	■	■	■	■	■
Strategic Skills
Mergers and Acquisitions	■	■	■	■	■	■	■
Innovation and Technology	■	■	■	■	■	■	■
Human Capital	■	■	■	■	■	■	■
Marketing	■	■	■	■	■	■	■
Artificial Intelligence	■	■	■	■	■	■	■

■	Technical Expertise (direct hands-on experience or subject-matter expert during his/her career)
■	Managerial Expertise (expertise derived through direct managerial experience)
■	Working Knowledge (experience derived through serving as a member of a relevant board committee or serving as an executive officer or on the board of a public company in the relevant industry)

Nominees and Continuing Directors

The following table sets forth the names of and certain information about the Board of Directors’ nominees for election as a director and those directors who will continue to serve after the Annual Meeting.

		Director	Expiration of	Expiration of
Nominees	Age	Since	Current Term	Nominated Term
Scott Montross	61	2013	2026	2029
John Paschal	67	2019	2026	2029
Continuing Directors
Michael Franson	71	2016	2028
Amanda Julian	50	2020	2027
Keith Larson	68	2007	2027
Irma Lockridge	53	2023	2028
Richard Roman	74	2003	2027

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Nominees for Director

Scott Montross Years as a Director: 13 Age: 61 Committees: None Independent: No Other directorships: None
Specific Experience, Qualifications, Attributes, and Skills:
✔ Experienced leader in commercial and operational disciplines, strategy including turnaround and driving growth
✔ In-depth understanding of industry manufacturing, critical infrastructure, product design and development, and supply chain logistics
✔ Significant management and finance experience including corporate reporting, accounting, controls, and mergers and acquisitions

Board of Director Tenure:

Scott Montross has been a director of the Company since January 2013.

Business Experience:

Mr. Montross has served as President and CEO of the Company since January 2013. Mr. Montross joined the Company in May 2011 and served as the Company’s Executive Vice President and Chief Operating Officer until December 2012. Prior to joining the Company, Mr. Montross spent a total of 24 years in the steel industry. Mr. Montross served as Executive Vice President, Flat Products Group for EVRAZ North America’s Oregon Steel Division from 2010 to 2011, as Vice President and General Manager of EVRAZ North America from 2007 to 2010, as Vice President of Marketing and Sales for Oregon Steel Mills, Inc. from 2003 to 2007, and as Vice President of Marketing and Sales for National Steel Corporation from 2002 to 2003.

Education:

Mr. Montross holds a BA in Liberal Arts from Colgate University.

John Paschal Years as a Director: 6 Age: 67 Committees: Nominating and Governance Committee (Chairperson) and Environmental and Social Governance Committee Independent: Yes Other directorships: None
Specific Experience, Qualifications, Attributes, and Skills:
✔ Extensive understanding of manufacturing
✔ Broad experience with human capital, operations, and governance issues gained through hands-on leadership
✔ Significant expertise in commercial strategy, supply chain, and logistics

Board of Director Tenure:

John Paschal has been a director of the Company since August 2019.

Business Experience:
Mr. Paschal was the President of the Temtco Steel Division of Kloeckner Metals Corporation until his retirement in December 2020. Mr. Paschal and his late uncle, Bill Taylor of Taylor Machine Works, co-founded Temtco Steel in 1979 with an emphasis on high-strength steel and value-added services. Temtco Steel was sold to Kloeckner Metals in 2008.

Education:
Mr. Paschal holds a BS in Business Administration from Mississippi State University.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Continuing Directors

Michael Franson - Lead Director Years as a Director: 21 Age: 71 Committees: Compensation Committee (Chairperson) and Audit Committee Independent: Yes Other directorships: None
Specific Experience, Qualifications, Attributes, and Skills:
✔ Significant management and finance experience gained through senior leadership positions
✔ Extensive experience with merger and acquisition transactions
✔ Expertise in information technology
✔ Deep understanding of corporate finance including investment banking, financial analysis, capital fundraising, and financial advisory services

Board of Director Tenure:

Michael Franson has been a director of the Company since August 2016. Mr. Franson previously served on the Board from February 2001 until August 2005, and again from January 2007 until June 2014.

Business Experience:

Mr. Franson has served as an independent consultant advising clients on mergers and acquisitions and strategic financial matters since July 2016 and as a Senior Advisor for Harrison Co., a boutique investment banking firm, since 2021. From 2014 to 2016, Mr. Franson was Managing Director and Global Head of Technology M&A at KPMG Corporate Finance LLC. From 2005 to 2014, Mr. Franson was a co-founder and President of St. Charles Capital LLC, an investment banking firm focused on mergers and acquisitions, raising private capital, and providing financial advisory services. From 2000 to 2005, Mr. Franson was a Managing Director at the Wallach Company, which was subsequently sold to KeyCorp, the parent of KeyBanc Capital Markets.

Education:

Mr. Franson holds a BS in Marketing from California State University at Chico and an MBA in Finance from the University of Oregon, Charles H. Lundquist College of Business.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Amanda Julian, PhD, MA

Years as a Director: 5

Age: 50

Committees: Environmental and Social Governance Committee (Chairperson) and Nominating and Governance Committee

Independent: Yes

Other directorships: None

Specific Experience, Qualifications, Attributes, and Skills:
✔ Extensive experience with organizational development and strategic human capital
✔ Deep experience in strategic planning, communications, leadership management, and finance gained through senior leadership positions
✔ Broad experience with corporate governance issues

Board of Director Tenure:

Amanda Julian has been a director of the Company since July 2020.

Business Experience:
Ms. Julian has been a senior partner of NeoPsy Systems, a firm specializing in management and organizational psychology, since June 2001. Ms. Julian has over 25 years of experience working with investors and top-level senior executives in building great companies. Ms. Julian provides investor and management teams with an understanding of how to maximize leadership effectiveness and build value creation through long-term strategic planning. Specifically, Ms. Julian specializes in applied research to assist in executive selection, executive development, organizational assessment, and strategic planning.

Education:
Ms. Julian holds a PhD and MA in Industrial Psychology from Bowling Green State University and obtained her undergraduate degree from the University of Colorado Boulder.

Keith Larson

Years as a Director: 18

Age: 68

Committees: Audit Committee (Chairperson), Compensation Committee, and Environmental and Social Governance Committee

Independent: Yes

Other directorships: AST SpaceMobile, Inc. (NASDAQ: ASTS)

Specific Experience, Qualifications, Attributes, and Skills:
✔ Extensive management, operational, technology, networking, and cybersecurity experience as well as corporate governance for a multinational public company
✔ Deep understanding of public policy and global economic indicators, risk assessment, and financial administration gained through leadership positions in Asia and western Europe
✔ Significant expertise in manufacturing, product design, and supply chain management

Board of Director Tenure:

Keith Larson has been a director of the Company since May 2007.

Business Experience:

Mr. Larson joined the board of directors of AST SpaceMobile, Inc. in January 2025, which is creating a space-based cellular broadband network. Mr. Larson served on the board of directors of Rogers Corporation, a publicly-held company, from December 2020 to May 2023, and is an advisor to other privately-held companies. Mr. Larson was a Vice President of Intel Corporation and Senior Managing Director of Intel Capital, until his retirement after 22 years in April 2019. As a Managing Director of Intel Capital, Mr. Larson managed a team of investment professionals focused on identifying, making, and managing strategic investments. Mr. Larson formerly served on the board of regents of a university and on a state government council, which oversaw approximately $80 billion in investments.

Education:

Mr. Larson attended UCLA and holds a BS in Business Administration, Accounting (Cum Laude) from the University of Southern California.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Irma Lockridge Years as a Director: 3 Age: 53 Committees: Compensation Committee and Nominating and Governance Committee Independent: Yes Other directorships: Trinity Capital (NASDAQ: TRIN)
Specific Experience, Qualifications, Attributes, and Skills:
✔ Extensive experience in human resources, talent management, organizational design, and executive compensation
✔ Strong experience in strategy development, systems, and corporate communication
✔ Deep expertise in leadership development, succession planning, fostering corporate culture, and workplace belonging
✔ Broad experience in financial management, information technology systems, cybersecurity, and manufacturing processes

Board of Director Tenure:

Irma Lockridge has been a director of the Company since February 2023.

Business Experience:
Ms. Lockridge has served as the Chief People Officer at Laborie Medical Technologies, a subsidiary of Patricia Industries, part of Investor AB, since April 2026 where she is responsible for the people and culture organization, helping the company achieve its growth goals as part of the executive team. Ms. Lockridge served as the Chief People and Systems Officer at CoorsTek, a global engineered ceramics manufacturer, from April 2016 to April 2026. Prior to CoorsTek, Ms. Lockridge served as senior vice president of human resources in several businesses including Newell Brands, Western Union, TeleTech, and Colorado Casualty/Liberty Mutual Insurance. Ms. Lockridge has previous experience on both publicly traded and private company boards and currently serves on the board of directors of Trinity Capital.

Education:

Ms. Lockridge holds a BA in Management from the Wharton Business School at the University of Pennsylvania and has attended several leadership academies at the Harvard Business School.

Richard Roman - Chairperson Years as a Director: 23 Age: 74 Committees: Audit Committee Independent: Yes Other directorships: None
Specific Experience, Qualifications, Attributes, and Skills:
✔ Extensive understanding of Company organization through previous tenure as the Company’s President and CEO
✔ Deep experience in corporate finance, insurance and risk management, mergers and acquisitions, capital markets, government regulations, and employee benefits
✔ Significant expertise in manufacturing operations, budgeting, planning, strategy, communications, and regulatory issues

Board of Director Tenure:

Richard Roman has been a director of the Company since January 2003 and the Chairperson of the Board since January 2013.

Business Experience:

Mr. Roman served as the Company’s CEO from March 2010 until December 2012 and as the Company’s President from October 2010 until December 2012. Previously, Mr. Roman was the President of Columbia Ventures Corporation, a private investment company which historically has focused principally on the international metals and telecommunications industries. Prior to joining Columbia Ventures Corporation in 1992, Mr. Roman was a partner at Coopers & Lybrand, an independent public accounting firm.

Education:

Mr. Roman holds a BA in History and Economics from Grinnell College and an MBA from the University of Chicago.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Board Composition

The Company’s Corporate Governance Principles specify that the criteria used by the Nominating and Governance Committee in the selection, review, and evaluation of possible candidates for vacancies on the Board of Directors should include factors relating to whether the candidate would meet the definition of “independent” as well as provide a diversity in perspectives, skills, and experiences necessary to monitor the execution of the corporate strategy. All candidates for election to the Board must be individuals of character, integrity, and honesty. The Company does not have a formal policy with respect to the consideration of diversity in identifying director candidates; however, the Company seeks a breadth of experience and perspectives that come from board members who possess a variety of professional backgrounds, lived experiences, and skills. From time to time, the Nominating and Governance Committee has employed a third party to help identify or screen prospective directors and may continue to do so at its discretion. The Company also believes a range of service tenures on the Board of Directors facilitates more comprehensive Board oversight. Directors with extended periods of service to NWPX Infrastructure provide the Board with a deep knowledge of the Company, while newer directors lend fresh perspectives.

Director Compensation

The Compensation Committee is responsible for recommending to the Board of Directors the level and form of compensation and benefits for directors. Mr. Montross, as a member of the Board who is also an employee, does not receive additional compensation for serving as director. In June 2025, the Compensation Committee, with the assistance of management, considered broad market-based survey data and recommended that certain nonemployee director compensation elements be increased.

For nonemployee directors, the Compensation Committee has approved the following director compensation:

	Effective Prior to	Effective
Director Positions	June 2025	June 2025
Chairperson of the Board annual retainer	$135,000	$145,000
Annual retainer, except for Chairperson of the Board	65,000	70,000
Lead Director	25,000	25,000
Audit Committee Chairperson	20,000	20,000
Audit Committee non-chair member	10,000	10,000
Compensation Committee Chairperson	15,000	15,000
Compensation Committee non-chair member	7,500	7,500
Environmental and Social Governance Committee Chairperson	10,000	10,000
Environmental and Social Governance Committee non-chair member	5,000	5,000
Nominating and Governance Committee Chairperson	10,000	10,000
Nominating and Governance Committee non-chair member	5,000	5,000

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

In addition, each nonemployee director receives an annual award of $85,000 payable solely in shares of the Company’s Common Stock pursuant to the Company’s 2022 Stock Incentive plan (“Equity Incentive Plan”). The members of the Board of Directors are also reimbursed for travel expenses incurred in attending board meetings and out-of-pocket expenses related to board education.

Director Compensation Table

The following table reflects compensation earned by the directors for the year ended December 31, 2025, with the exception of Mr. Montross, CEO, whose compensation is included in the Summary Compensation Table on page 47.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Michael Franson	$117,500	$85,000	$202,500
Amanda Julian	82,500	85,000	167,500
Keith Larson	100,000	85,000	185,000
Irma Lockridge	80,000	85,000	165,000
John Paschal	82,500	85,000	167,500
Richard Roman	150,000	85,000	235,000

(1)

On June 12, 2025, 2,166 shares of Common Stock were granted to Mss. Julian and Lockridge and Messrs. Franson, Larson, Paschal, and Roman. The amount included in this column represents the amount recognized by the Company in 2025 for financial statement reporting purposes for the fair value of the Common Stock awarded. The assumptions used to calculate the grant date fair value for the stock awards are in Note 13 of the Notes to Consolidated Financial Statements in Part II – Item 8. “Financial Statements and Supplementary Data” of the 2025 Annual Report to Shareholders.

2026 Proxy Statement

PROPOSAL #2:

Advisory Vote on the Company’s Executive Compensation

Vote FOR!	Your Board of Directors unanimously recommends a vote for this proposal.

In accordance with Section 14A of the Exchange Act, the Board of Directors is asking shareholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of the Named Executive Officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement. The text of the resolution is as follows:

“RESOLVED, that the shareholders of NWPX Infrastructure, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the SEC, including the Executive Compensation Discussion and Analysis, compensation tables, and narrative disclosure.”

The Company urges you to read the disclosure under “Executive Compensation Discussion and Analysis” below which discusses how the Company’s compensation policies and procedures implement its compensation philosophy. You should also read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of the Named Executive Officers for 2025. The Company has designed its executive compensation structure to attract, retain, and motivate executives who can accomplish the Company’s business strategy, and whose interests are aligned with those of the Company’s shareholders. The Company believes that its executive compensation program does not encourage excessive and unnecessary risk-taking by the executives but, rather, encourages the executives to remain focused on both the short-term and long-term operational and financial goals of the Company.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

While the Company intends to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company, its Board of Directors, or the Compensation Committee.

The Company currently holds its advisory vote on executive compensation annually. Accordingly, the next advisory vote on executive compensation will be held at the 2026 Annual Meeting of Shareholders.

Executive Compensation Discussion and Analysis

This compensation discussion and analysis provides information about the Company’s compensation program for its Named Executive Officers:

•	Scott Montross, Director, President and Chief Executive Officer
•	Aaron Wilkins, Senior Vice President, Chief Financial Officer, and Corporate Secretary
•	Miles Brittain, Executive Vice President (1)
•	Eric Stokes, Senior Vice President and General Manager of Water Transmission Systems (2)
•	Michael Wray, Senior Vice President and General Manager of Precast Infrastructure and Engineered Systems (3)

(1)	As previously announced, Mr. Brittain retired on April 3, 2026.
(2)	Mr. Stokes was promoted to Senior Vice President and Water Transmission Systems Group President in January 2026.
(3)	Mr. Wray was promoted to Executive Vice President in January 2026.

Further information about each of the executive officers is available in Part III – Item 10. “Directors, Executive Officers and Corporate Governance” of the 2025 Annual Report to Shareholders.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Executive Compensation Overview

✔	What The Company Does	✘	What The Company Doesn't Do
✔

Pay for Performance. The Company closely aligns pay and performance, with a significant portion of target total direct compensation at-risk. The Compensation Committee validates this alignment annually and ensures performance-based compensation represents a significant portion of executive compensation.

✘

No Guaranteed Annual Salary Increases or Bonuses. Annual salary increases are based on evaluations of individual performance and the competitive market. In addition, the Company does not provide guarantees on cash bonus or incentive stock awards.

✔

Robust Performance Goals. The Company establishes clear and measurable financial goals as well as safety targets and holds its executives accountable for achievement to earn a payout under the incentive plans. The Company uses operational metrics for incentive compensation plans and performance-based long-term incentives to drive top- and bottom-line growth over multiple time frames.

✘

No Excise Tax Gross-Ups and No Accelerated Bonus Payments Upon Change in Control (“CIC”). Excise tax gross-ups are not provided for any executive officers. Plans provide that stock awards outstanding upon a CIC would be paid based on time/performance through the CIC dates.

✔	Claw Back Practices. The Company requires the recoupment of incentive compensation from Section 16 officers for a financial restatement consistent with Nasdaq listing standards.	✘	No Excessive Risks. Compensation practices are appropriately structured and avoid incentivizing employees to engage in excessive risk-taking.
✔	Maximum Payout Caps for Incentive Plans. Annual cash incentive compensation plan and equity performance plan payouts are capped.	✘	No Incentivizing of Short-Term Results to the Detriment of Long-Term Goals and Results. Pay mix is heavily weighted toward long-term incentives aligned with shareholder interests.
✔	Robust Stock Ownership Requirements. The Company requires executive officers to hold meaningful amounts of stock in multiple(s) of annual salary.	✘	No Excessive Perks. The Company does not provide perquisites except in cases where there is a compelling business or security reason.
		✘	No Hedging or Pledging. The Company does not allow directors, officers, or employees to hedge or pledge its stock.

Compensation Philosophy and Objectives

The Board of Directors and executive management at the Company believe that the performance and contribution of their executive officers are critical to the Company’s overall success. To attract, retain, and motivate the executives to accomplish the Company’s business strategy, the Compensation Committee establishes executive compensation policies and oversees executive compensation practices at the Company.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of the Company’s specific annual and long-term goals, and which aligns executives’ interests with those of the shareholders by rewarding performance that exceeds established goals, with the ultimate objective of improving shareholder value.

The Compensation Committee also evaluates compensation programs to ensure that the Company maintains its ability to attract, retain, and motivate superior employees in key positions and that compensation provided to key employees remains competitive when compared with other employment opportunities. The Compensation Committee believes the Company’s executive compensation packages should include both cash and share-based compensation that reward performance as measured against established goals.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Process for Setting Executive Compensation

The Compensation Committee reviews and approves the salaries and other compensation of the Company’s executive officers, including the compensation levels and pay mix for the executives.

•

The Compensation Committee exercises business judgment in determining the appropriate level and mix of executive compensation; cash compensation is used to provide a base salary, and to incentivize and reward executives based on their contributions to the Company, and equity-based compensation is used to tie the interests of the executives to the interests of the Company’s shareholders. There is no pre-established policy or target for the allocation between either cash and noncash or short-term and long-term incentive compensation, which enables the Compensation Committee the flexibility to adjust allocations dynamically as business conditions warrant.

•

The Compensation Committee uses qualitative individual performance objectives as a factor in making its decisions. The Compensation Committee and the CEO annually review the performance of each executive officer (other than the CEO whose performance is reviewed by the Compensation Committee after an evaluation from the Chairperson). Based on these reviews, the Compensation Committee makes compensation decisions, including salary adjustments and annual discretionary incentive compensation awards, for the executive officers.

•

The Compensation Committee evaluates and considers the Company’s annual performance within the context of its long-term strategic plan, identifying areas in which expectations were exceeded, achieved, or fell below stated goals. The structure of all incentive compensation plans is reviewed periodically to assure their linkage to the current objectives, strategies, and performance goals. Compensation practices are appropriately structured and avoid incentivizing employees to engage in excessive risk-taking.

•	The Compensation Committee evaluates and considers a variety of growth and profitability measures relative to historical performance for awarding performance-based cash incentive compensation.
•	The Compensation Committee evaluates and considers performance criteria for awarding equity incentive awards.
•

The Compensation Committee generally does not utilize specific benchmark levels. Rather, the Compensation Committee considers broad, market-based survey data of comparable companies, such as that provided by Equilar, CompAnalyst, Willis Towers Watson, and WorldatWork.org, in addition to the review of the proxy data of peer companies when assessing the competitiveness of compensation levels and pay mix for the CEO, CFO, and other executives.

•

From time to time, the Compensation Committee has retained independent consultants to advise the Committee on executive or director compensation matters, to assess total compensation program levels and program elements for executive officers or directors, and to evaluate marketplace trends in executive or director compensation. The Compensation Committee retained an independent consultant, Willis Towers Watson, in 2024 to perform a market review of executive compensation and incentive plans.

Advisory Vote on Executive Compensation

Each year the Compensation Committee submits to shareholders an advisory resolution on executive compensation, and carefully considers the voting results of this proposal, though the final vote is advisory in nature and therefore not binding on the Company. The Company’s shareholders expressed strong support for the executive compensation program in the advisory vote at the 2025 Annual Meeting of Shareholders. Based upon these results, the Compensation Committee has determined to follow the shareholders’ recommendation by continuing its present compensation policies and practices.

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Elements of Compensation

The principal targeted components of compensation for executive officers were as follows for the year ended December 31, 2025:

The weighting of each of the components of compensation reflected in the Summary Compensation Table on page 47 for the CEO and other NEOs was as follows for the year ended December 31, 2025:

Base Salary

NWPX Infrastructure provides executive officers and other employees with a base salary to compensate them for services rendered during the fiscal year. Base salaries are determined for each executive based on their experience, position, and responsibilities, and take into consideration market data of comparable executive positions and comparable companies as well as market employment conditions including the effects of compensation inflation. In addition, the Company considers the individual performance of each executive, and conducts internal reviews of each executive’s compensation, to ensure equity among executive officers. Salary levels are typically reviewed annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to salaries are based on the Compensation Committee’s assessment of the individual executive officer’s performance in conjunction with recommendations provided by the CEO.

Base salary is reflected in the ‘Salary’ column in the Summary Compensation Table on page 47.

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Performance-Based Cash Incentive Compensation

NWPX Infrastructure provides incentive compensation to retain, incentivize, and reward employees for high performance and achievement of corporate goals. The incentive compensation program provides for an award of cash incentive compensation to executive officers and others as a reward for the Company’s growth, profitability, and safety performance, and places a significant percentage of each executive officer’s total cash compensation at risk. Awards are based on the Company’s achievement of certain financial performance measures and total recordable incident rate.

In 2025, each Named Executive Officer was awarded a short-term incentive plan providing for cash payments for the achievement of certain levels of adjusted income before income taxes, free cash flow (“FCF”), total recordable incident rate, and individual goals for the 2025 fiscal year. Adjusted income before income taxes is calculated by adjusting the Company’s income before income taxes as reported in its audited financial statements for certain events that occur during the year, such as the acquisition of businesses, the sales of significant capital assets, or other extraordinary or unusual developments. For 2025, net income before income taxes was adjusted to exclude the effects associated with the termination of the Company’s pension plans. The Company’s total recordable incident rate is calculated in accordance with OSHA’s record keeping requirements.

The following scale shows the payout as a percentage of base salary that may be awarded. Payouts for performance between the rankings, when applicable, are interpolated on a straight-line basis:

70% of Payout Based on Adjusted Income Before Income Taxes Performance in 2025	10% of Payout Based on FCF in 2025	10% of Payout Based on Total Recordable Incident Rate Performance in 2025	Payout as a Percentage of Base Salary for the CEO	Payout as a Percentage of Base Salary for the CFO and Executive Vice President	Payout as a Percentage of Base Salary for the other NEOs
> $45,625,000	> $37,500,000	< 1.9	200%	120%	100%
$36,500,000	$30,000,000	2.3	100%	60%	50%
$21,900,000	$18,000,000	2.8	50%	30%	25%
< $21,900,000	< $18,000,000	> 2.8	0%	0%	0%

Cash payments under this short-term incentive plan were made in March 2026 and were determined by multiplying eligible wages earned during 2025 by the payout percentage of 200% for Mr. Montross, 120% for Messrs. Wilkins and Brittain, and 100% for Messrs. Stokes and Wray.

Performance-based cash incentive compensation is reflected in the ‘Non-Equity Incentive Plan Compensation’ column in the Summary Compensation Table on page 47.

Discretionary Compensation

NWPX Infrastructure provides, from time to time, discretionary compensation in recognition of an executive officer’s or other employee’s success in attaining results that delivered value to the Company, or for other reasons as determined appropriate by the Compensation Committee.

In 2025, no discretionary cash compensation was awarded.

Discretionary compensation is reflected in the ‘Bonus’ column in the Summary Compensation Table on page 47.

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Equity Incentive Awards

NWPX Infrastructure provides equity incentive awards to executive officers and certain designated key employees. The equity incentive awards are designed to ensure that the executive officers and key employees have a continuing stake in the Company’s success. In addition, the awards emphasize pay-for-performance. Terms and conditions of the awards are determined on an annual basis by the Compensation Committee.

When granted, restricted stock units (“RSUs”) are service-based and entitle the holder to receive Common Stock at the end of the vesting period (generally over periods up to three years), subject to continued employment. RSUs are designed to attract and retain executive officers and others by providing them with the benefits associated with the increase in the value of the Common Stock during the vesting period, while incentivizing them to remain with the Company long-term.

When granted, performance share awards (“PSAs”) are service-based awards with a performance-based vesting condition. PSAs serve several purposes. They have value to the holder only if the goals are achieved during their performance measurement period, and they serve as a retention tool because the performance measurement periods generally extend over one year. Additionally, the holders benefit further if they are successful in increasing the value of the Company’s Common Stock. When PSAs are granted, they typically include vesting conditions that entitle the holder to receive between zero and 200 percent of the target award.

In 2025, each Named Executive Officer received an award of PSAs and RSUs valued at an amount equal to a specific percentage of their respective annual base salary, with 75 percent of each award represented by PSAs and 25 percent of each award represented by RSUs.

The PSAs awarded in 2025 will vest based on the Company’s EBITDA Margin before extraordinary or unusual items (“EBITDA Margin Performance”) over the measurement period. The following scale shows the adjustment to the number of PSAs that may be awarded following the measurement period with payouts for performance between the rankings interpolated on a straight-line basis:

EBITDA Margin Performance	Payout as a Percentage of Target Award
> 16.9%	200%
13.0%	100%
9.0%	50%
< 9.0%	0%

One-third of the PSAs awarded in 2025 vested on March 31, 2026 based on EBITDA Margin Performance for the 2025 fiscal year; the actual number of shares of Common Stock that were issued was determined by multiplying the PSAs by a payout percentage of 109%. One-third of the PSAs will vest on March 31, 2027 based on EBITDA Margin Performance for the 2025-2026 fiscal years and one-third of the PSAs will vest on March 31, 2028 based on EBITDA Margin Performance for the 2025-2027 fiscal years. In the event a “change in control” of the Company (as defined in the Performance Share Unit Agreement) occurs at any time prior to March 31, 2028, the PSAs will become immediately vested for a number of shares based on the performance results obtained through the date of the change in control, unless provisions were made for the substitution, assumption, exchange, or other continuation or settlement of the PSAs, or if the Performance Share Unit Agreement would otherwise continue in accordance with its terms in the circumstances.

One-third of the RSUs awarded in 2025 vested on January 15, 2026, and one-third of the RSUs will vest on January 15, 2027 and January 14, 2028, based upon continued service with the Company on that date. In the event a “change in control” of the Company (as defined in the RSU Agreement) occurs at any time prior to January 14, 2028, a pro-rata number of RSUs will be calculated based on time elapsed between the most recently achieved vesting date and the next succeeding vesting date as of the date of the change in control, and those RSUs will be immediately vested, unless provisions were made for the substitution, assumption, exchange, or other continuation or settlement of the RSUs, or if the RSU Agreement would otherwise continue in accordance with its terms in the circumstances.

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Equity incentive awards are reflected in the ‘Stock Awards’ column in the Summary Compensation Table on page 47. These amounts represent the target value of the award issued, but not what was actually received by the Named Executive Officer.

Retirement Benefits

NWPX Infrastructure offers a qualified 401(k) defined contribution plan. The ability of executive officers to participate fully in this plan is limited under IRS and ERISA requirements. The qualified 401(k) defined contribution plan encourages employees to save for retirement by investing on a regular basis through payroll deductions. The retirement benefits include Company contributions to a qualified 401(k) defined contribution plan.

Retirement benefits are reflected in the ‘All Other Compensation’ column in the Summary Compensation Table on page 47.

Perquisites and Other Personal Benefits

NWPX Infrastructure provides executive officers with limited perquisites and other personal benefits that it and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable it to attract, retain, and motivate employees for key positions. The Company is selective in its use of perquisites, utilizing perquisites that are commonly provided, the value of which is generally modest. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. The primary perquisites are life insurance premiums and phone allowance, representing the same benefits extended to the broader workforce.

Perquisites and other personal benefits are reflected in the ‘All Other Compensation’ column in the Summary Compensation Table on page 47.

Executive Compensation and Risk

NWPX Infrastructure believes its executive compensation programs do not encourage excessive and unnecessary risk-taking by the executive officers because its programs are designed to encourage the executive officers to remain focused on both the short-term and long-term operational and financial goals of the Company. The Company achieves this balance through a combination of elements in its overall compensation plans, including: elements that reward different aspects of short-term and long-term performance; incentive compensation that rewards performance on a variety of different measures; awards that are paid based on results averaged out over several years; and awards paid in cash and awards paid in shares of the Company’s stock, to encourage better alignment with the interests of shareholders. Additionally, annual compensation decisions for executive officers are influenced by the review of the performance of each executive officer by the Compensation Committee, including an evaluation of the officers’ commitment to promoting effective internal controls and legal and regulatory compliance. The Company believes this helps to ensure “the tone at the top” deters unnecessary risk-taking.

NWPX Infrastructure’s performance-based equity incentive awards contain a provision that allows the Company to recapture amounts paid to the Named Executive Officers under certain circumstances. If the Company’s financial statements are the subject of a restatement due to misconduct, to the extent permitted by governing law, in all appropriate cases, the Company will seek reimbursement of excess share compensation granted under the agreements for the relevant years. For purposes of this provision, excess share compensation means the positive difference, if any, between (i) the award paid to the Named Executive Officer and (ii) the award that would have been paid to the Named Executive Officer had the award been calculated based on the Company’s financial statements as restated.

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As required by Rule 10D‑1 of the Exchange Act, Nasdaq Rule 5608 requires issuers to adopt and comply with a written policy subjecting any incentive compensation (including both cash and equity compensation) paid to any current or former executive officer to recoupment if the incentive compensation was calculated based on financial statements that were required to be restated due to material noncompliance with financial reporting requirements, without regard to any fault or misconduct. A copy of the Company’s incentive compensation recovery policy is filed as Exhibit 97.1 to the Company’s 2025 Annual Report to Shareholders and is consistent with the Nasdaq amended listing standard.

Stock Ownership and Anti-Hedging/Pledging Policy

The Nominating and Governance Committee of the Board of Directors has adopted a stock ownership policy because it believes it is in the best interests of the Company and its shareholders to align the financial interests of the executive officers and directors with those of the Company’s shareholders. Under the policy, the directors are expected to accumulate and own shares having a market value equal to three times their annual cash retainer; the CEO is expected to accumulate and own shares having a market value equal to three times his base salary; and each of the other Named Executive Officers is expected to accumulate and own shares having a market value equal to either one or two times their base salary, depending on their position with the Company. Each executive officer or director has five years to accumulate the expected ownership level beginning from their date of hire or promotion. Until such ownership is achieved, each executive officer or director is required to retain 100% of net after-tax shares issued upon vesting of equity incentive awards. In addition, executive officers and directors are expressly prohibited from engaging in hedging transactions related to the Company’s stock, including trading in publicly-traded options, puts, calls, or other derivative instruments related to the Company’s stock, and from pledging the Company’s stock as collateral for a loan.

Insider Trading Policy

The Company has an Insider Trading Policy that governs the purchase and sale or other dispositions of its securities by the Company, its directors, officers, and employees, that is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and any listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to the Company’s 2025 Annual Report to Shareholders.

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Summary Compensation Table

The following table reflects compensation for the Named Executive Officers for the years ended December 31, 2025, 2024, and 2023. The SEC’s calculation of total compensation, as shown in the Summary Compensation Table set forth below, includes several items that are driven by accounting and actuarial assumptions, which are not necessarily reflective of compensation actually realized by the Named Executive Officers in a particular year.

Name and Principal Position	Year	Salary	Stock Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation		Total

Scott Montross	2025	$732,182	$1,280,061	$1,464,364	$16,323	(3)	$3,492,930
Director, President, and CEO	2024	727,846	1,075,635	1,363,842	1,548	(2)	3,168,871
	2023	700,793	977,844	720,939	14,748	(3)	2,414,324

Aaron Wilkins	2025	440,451	440,004	528,541	15,289	(4)	1,424,285
SVP, CFO, and Corporate Secretary	2024	430,000	400,034	483,442	15,108	(4)	1,328,584
	2023	391,250	365,012	241,499	12,270	(4)	1,010,031

Miles Brittain	2025	434,190	440,004	521,028	17,283	(4)	1,412,505
Executive Vice President	2024	430,000	400,034	483,442	17,136	(4)	1,330,612
	2023	391,250	365,012	241,499	16,536	(4)	1,014,297

Eric Stokes	2025	356,320	361,121	356,320	14,809	(3)	1,088,570
SVP and GM of WTS	2024	357,616	347,216	335,051	14,627	(3)	1,054,510
	2023	342,285	327,539	176,063	14,009	(3)	859,896

Michael Wray	2025	356,320	361,121	356,320	15,770	(4)	1,089,531
SVP and GM of Precast	2024	357,616	347,216	335,051	15,587	(4)	1,055,470
	2023	338,575	312,709	174,154	14,958	(4)	840,396

(1)

The amounts included in this column represent the aggregate grant date fair value of RSUs and PSAs granted during the years reported in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used to calculate the grant date fair value for the stock awards are in Note 13 of the Notes to the Consolidated Financial Statements included in Part II – Item 8. “Financial Statements and Supplementary Data” of the 2025 Annual Report to Shareholders. These amounts do not correspond to the actual value that will be recognized by the Named Executive Officers.

(2)	Includes amounts paid by the Company for contributions to life insurance premiums.
(3)	Includes amounts paid by the Company for contributions to the qualified 401(k) defined contribution plan and life insurance premiums.
(4)	Includes amounts paid by the Company for contributions to the qualified 401(k) defined contribution plan, life insurance premiums, and a monthly phone allowance.

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2025 Grants of Plan-Based Awards

The following table sets forth, for each of the Named Executive Officers, the performance-based incentive awards granted for the year ended December 31, 2025.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Awards ($) (4)
Scott Montross	Non-Equity Award		$-	$732,182	$1,464,364
	3/27/2025	(2)				-	22,637	45,274		$960,035
	3/27/2025	(3)							7,546	320,026

Aaron Wilkins	Non-Equity Award		-	264,271	528,541
	3/27/2025	(2)				-	7,781	15,562		329,992
	3/27/2025	(3)							2,594	110,012

Miles Brittain	Non-Equity Award		-	260,514	521,028
	3/27/2025	(2)				-	7,781	15,562		329,992
	3/27/2025	(3)							2,594	110,012

Eric Stokes	Non-Equity Award		-	178,160	356,320
	3/27/2025	(2)				-	6,386	12,772		270,830
	3/27/2025	(3)							2,129	90,291

Michael Wray	Non-Equity Award		-	178,160	356,320
	3/27/2025	(2)				-	6,386	12,772		270,830
	3/27/2025	(3)							2,129	90,291

(1)

These columns show the possible payouts for each Named Executive Officer under the short-term incentive plans based on the goals set in December 2024. Additional information is included in the Executive Compensation Discussion and Analysis, and detail regarding actual awards under the short-term incentive plan is reported in the Summary Compensation Table on page 47.

(2)	Awards represent the PSAs granted under the Equity Incentive Plan. The methodology applied in determining these awards and how they are earned is discussed under “Equity Incentive Awards” above.
(3)	Awards represent the RSUs granted under the Equity Incentive Plan. The methodology applied in determining these awards and how they are earned is discussed under “Equity Incentive Awards” above.
(4)

The amount included in this column represents the aggregate grant date fair value of awards granted in accordance with FASB ASC Topic 718. The assumptions used to calculate the grant date fair value for the stock awards are in Note 13 of the Consolidated Financial Statements included in Part II – Item 8. “Financial Statements and Supplementary Data” of the 2025 Annual Report to Shareholders.

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Outstanding Equity Awards at 2025 Fiscal Year End

The following table sets forth, for each of the Named Executive Officers, the equity awards made to each such Named Executive Officer that were outstanding as of December 31, 2025.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Scott Montross	62,337	$3,895,438
Aaron Wilkins	22,348	1,396,527
Miles Brittain	22,348	1,396,527
Eric Stokes	19,033	1,189,372
Michael Wray	18,861	1,178,624

(1)	The following table sets forth, for each of the Named Executive Officers, the number of shares outstanding as of December 31, 2025 for each of the Equity Incentive Plan awards granted.

Name	PSAs granted April 8, 2023 (a)	RSUs granted April 8, 2023 (b)	PSAs granted March 28, 2024 (c)	RSUs granted March 28, 2024 (d)	PSAs granted March 27, 2025 (e)	RSUs granted March 27, 2025 (f)
Scott Montross	8,606	2,869	15,509	5,170	22,637	7,546
Aaron Wilkins	3,212	1,070	5,768	1,923	7,781	2,594
Miles Brittain	3,212	1,070	5,768	1,923	7,781	2,594
Eric Stokes	2,883	960	5,006	1,669	6,386	2,129
Michael Wray	2,753	918	5,006	1,669	6,386	2,129

(a)

These PSAs were granted on April 8, 2023 and vest based on the Company’s EBITDA Margin Performance over the measurement period. These PSAs vested on March 31, 2026, based on EBITDA Margin Performance for the 2023-2025 fiscal years; the actual number of shares of Common Stock that were issued was determined by multiplying the PSAs by a payout percentage of 117%.

(b)	These RSUs were granted on April 8, 2023 and vested on January 15, 2026.
(c)

These PSAs were granted on March 28, 2024 and vest based on the Company’s EBITDA Margin Performance over the measurement period. One-half of these PSAs vested on March 31, 2026 based on EBITDA Margin Performance for the 2024-2025 fiscal years; the actual number of shares of Common Stock that were issued was determined by multiplying the PSAs by a payout percentage of 130%. Subject to continued employment, one-half of these PSAs will vest on March 31, 2027, based on EBITDA Margin Performance for the 2024-2026 fiscal years.

(d)	These RSUs were granted on March 28, 2024. One-half of these RSUs vested on January 15, 2026, and, subject to continued employment, one-half of these RSUs will vest on January 15, 2027.
(e)	These PSAs were granted on March 27, 2025 and vest based on the Company’s EBITDA Margin Performance over the measurement period. One-third of these PSAs vested on March 31, 2026 based on EBITDA Margin Performance for the 2025 fiscal year; the actual number of shares of Common Stock that were issued was determined by multiplying the PSAs by a payout percentage of 109%. Subject to continued employment, one-third of these PSAs will vest on March 31, 2027, based on EBITDA Margin Performance for the 2025-2026 fiscal years and one-third of these PSAs will vest on March 31, 2028, based on EBITDA Margin Performance for the 2025-2027 fiscal years.
(f)	These RSUs were granted on March 27, 2025. One-third of these RSUs vested on January 15, 2026, and, subject to continued employment, one-third of these RSUs will vest on January 15, 2027 and January 14, 2028.

(2)	Market value is based on the closing market price of $62.49 of the Company’s Common Stock on December 31, 2025.

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2025 Option Exercises and Stock Vested

The following table sets forth, for each of the Named Executive Officers, the number of shares acquired upon vesting of stock awards during 2025 and the related value realized upon such vesting. There were no issued, vested, or outstanding stock options during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Scott Montross	37,346	$1,602,022
Aaron Wilkins	13,248	568,280
Miles Brittain	13,248	568,280
Eric Stokes	11,749	503,994
Michael Wray	11,405	489,220

(1)

This column shows the number of shares acquired on vesting in 2025 by the Named Executive Officers. The actual number of shares received by these individuals from shares vested in 2025 (net of shares used to cover the applicable income taxes, if so elected) was as follows: Mr. Montross – 22,453, Mr. Wilkins – 7,867, Mr. Brittain – 7,867, Mr. Stokes – 7,230, and Mr. Wray – 6,774.

(2)	The value realized on vesting is based on the closing market price multiplied by the number of shares of stock vested on the applicable vesting date.

2025 Nonqualified Deferred Compensation

The following table sets forth, for each of the Named Executive Officers, the earnings generated by the investments within the Deferred Compensation Plan, which was frozen in 2016, and the balance of each Named Executive Officer’s account under the Plan for the year ended December 31, 2025.

Name	Aggregate Earnings in Last Fiscal Year (1)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last Fiscal Year-End (2)
Scott Montross	$13,787	$(92,576	)(3)	$100,315
Aaron Wilkins	-	-		-
Miles Brittain	13,101	-		85,755
Eric Stokes	-	-		-
Michael Wray	4,901	-		36,181

(1)	Earnings in the Deferred Compensation Plan were not required to be included in the Summary Compensation Table because the earnings were neither preferential nor above-market.
(2)	The Deferred Compensation Plan is frozen and accordingly, no contributions were made during 2023, 2024, or 2025 and, therefore, no amounts in this column have previously been reported in the Summary Compensation Table.
(3)	In-service distribution was pursuant to a domestic relations order in connection with a divorce settlement.

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Employment Agreements

Scott Montross, Aaron Wilkins, Eric Stokes, and Michael Wray. On March 12, 2026, the Company entered into an employment agreement with each of the executive officers (collectively, the “Employment Agreements”), effective March 30, 2026. The Employment Agreements provide for an initial two-year term and will be automatically extended for successive one-year periods, unless either the Company or the executive officer provides written notice of non-renewal to the other party at least 30 days prior to the end of the then-current term. Each employment agreement may be terminated by the Company with or without cause, by the Company due to the executive officer’s death or disability, or by the executive officer. Each executive officer will receive an annual base salary, payable in accordance with the Company’s regular payroll practices and subject to increase in the Company’s discretion, and is eligible to participate in both the Company’s short-term incentive plan and long-term incentive plan and all benefit programs established by the Company that are applicable to personnel on a basis commensurate with the executive officer’s position and in accordance with the Company’s policies or plans as may be issued from time to time.

The Employment Agreements also describe the Company’s payment obligations in various circumstances of the executive officer’s termination from employment. The Employment Agreements incorporate termination provisions providing for payments in connection with a Change in Control (as defined in the Employment Agreements), similar to the change in control agreements discussed below, except for the multiples for Mr. Wray, which were increased from one in his change in control agreement to two in his employment agreement as a result of his promotion in January 2026. Under the Employment Agreements, if, outside of a Change in Control, the Company terminates the executive officer without “Cause” (as defined in the Employment Agreements), the Company will pay the executive officer an amount equal to one times the executive officer’s then-current annual base salary plus the short-term incentive bonus for the year of termination at the target amount, contingent upon the executive officer’s timely execution and non-revocation of a release and waiver agreement. All restricted stock units and performance shares will be forfeited. If the executive officer voluntarily retires, they will be entitled to a portion of the amount earned under the Company’s short-term incentive plan for the year of retirement at target, and vesting of performance shares at target, each pro-rated through the retirement date.

In all other circumstances, for example if an executive officer’s employment is terminated by the Company for “Cause” (as defined in the Employment Agreements) or as a result of the executive officer’s disability or death, the executive officer will be entitled to receive their full base salary through the date of termination plus any benefits or awards (both cash and stock) that have been earned or are payable through the date of termination.

Miles Brittain. On March 11, 2026, the Company entered into a Retirement Agreement (the “Retirement Agreement”) with Mr. Brittain, who served as the Company’s Executive Vice President until April 3, 2026, pursuant to which Mr. Brittain will remain a Company employee in a part-time capacity as a Consultant from April 6, 2026 to April 15, 2029. The Retirement Agreement has a three-year term, provides for an annual base salary of $175,000 paid in equal installments in accordance with the Company’s regular payroll cycles, and provides coverage under the Company’s employee benefit plans. Pursuant to the Retirement Agreement, the Company has affirmed the terms of Mr. Brittain’s unvested RSUs to allow the RSUs scheduled to vest on January 15, 2027 and January 14, 2028 to vest as scheduled. The Retirement Agreement provides for the forfeiture by Mr. Brittain of any PSAs that were unvested at the time of his resignation as Executive Vice President. Pursuant to the Retirement Agreement, Mr. Brittain will be required to comply with certain confidentiality requirements. Mr.  Brittain did not previously have an employment agreement with the Company, other than a Change in Control Agreement.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Change in Control Agreements

Prior to entering into the Employment Agreements discussed above, NWPX Infrastructure had entered into change in control agreements (the “Change in Control Agreements”) with its Named Executive Officers, similar to the change in control provisions in the Employment Agreements. The Change in Control Agreements for each of the Named Executive Officers were terminated effective March 30, 2026 when the Employment Agreements discussed above became effective.

Under the Change in Control Agreements, if the executive officer’s employment was terminated within two years after a Change in Control either by the Company without “Cause” (as defined in the Change in Control Agreements and described below) or by the executive officer for “Good Reason” (as defined in the Change in Control Agreements and described below), the executive officer would be entitled to receive their full base salary through the date of termination and any benefits or awards (both cash and stock) that have been earned or are payable through the date of termination plus (i) a lump sum payment equal to two years’ base salary (three years’ base salary in the case of Mr. Montross and one year’s base salary in the case of Messrs. Stokes and Wray) and (ii) an amount equal to two times the average cash bonuses paid to the executive officer during the previous three years (three times the average cash bonuses during the previous three years in the case of Mr. Montross and one times the average cash bonuses during the previous three years in the case of Messrs. Stokes and Wray). In addition, the executive officer would be entitled to the continuation of health and insurance benefits for certain periods and all outstanding equity compensation awards would immediately become fully vested, unless the award provides different vesting terms on a change in control of the Company. In the event that the payments made to an executive officer would be deemed to be a “parachute payment” under the Internal Revenue Code of 1986, an executive officer could choose to accept payment of a reduced amount that would not be deemed to be a “parachute payment.” If the payment made to an executive officer is deemed to be a “parachute payment”, the executive officer would be responsible for the payment of any resulting taxes.

If an executive officer’s employment was terminated within two years after a Change in Control either by the Company for Cause or as a result of the executive officer’s disability or death, the executive officer would be entitled to receive their full base salary through the date of termination plus any benefits or awards (both cash and stock) that had been earned or were payable through the date of termination.

For purposes of the Change in Control Agreements, a “Change in Control” included (i) any merger or consolidation transaction involving the Company, unless the shareholders immediately before such transaction have more than 50% of the combined voting power of the outstanding voting securities of the surviving corporation immediately after the transaction, (ii) the acquisition by any person of 20% or more of the total combined voting power, (iii) the liquidation or the sale or other transfer of substantially all of the Company’s assets, and (iv) a change in the composition of the Board of Directors during any two-year period such that the directors in office at the beginning of the period and/or their successors who were elected by or on the recommendation of two-thirds of the directors in office at the beginning of the period do not constitute at least a majority of the Board. For purposes of the Change in Control Agreements, “Good Reason” includes, but is not limited to, (i) an adverse change in the executive officer’s status, title, position(s), or responsibilities or the assignment to the executive of duties or responsibilities which are inconsistent with the executive officer’s status, title, or position, (ii) a reduction in the executive officer’s base salary or the failure to pay compensation otherwise due to the executive officer, (iii) a requirement that the executive officer be based anywhere other than within 25 miles of their job location before the Change in Control, (iv) the Company’s failure to continue any compensation or employee benefit plan or program in effect before the Change in Control or any act or omission that would adversely affect the executive officer’s continued participation in any such plan or program or materially reduce the benefits under such plan or program, (v) the Company’s failure to require any of its successors to assume its obligations under the Change in Control Agreements within 30 days after a Change in Control, and (vi) any material breach of the Change in Control Agreements by the Company. For purposes of the Change in Control Agreements, “Cause” means the willful and continued failure to satisfactorily perform the duties assigned to the executive officer within a certain period after notice of such failure is given and commission of certain illegal conduct.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Potential Payments Upon Termination or Change in Control

The following table shows estimates of the potential payments to Named Executive Officers if employment is terminated after a Change in Control either by the Company without Cause or by the executive officer for Good Reason under the Company’s Change in Control Agreements with the NEOs (which have since been replaced with the Employment Agreements described above). The amounts shown assume that the employment of each executive was terminated effective as of December 31, 2025. The table does not quantify benefits under plans that are generally available to salaried employees and do not discriminate in favor of Named Executive Officers, including the payment of accrued but unpaid salary, accrued but unused vacation pay, and benefits accrued under the qualified 401(k) defined contribution plan payable upon termination, and does not describe potential payments upon termination under the Employment Agreements, which were not adopted until March 2026.

Name	Base Salary	Bonus	Equity Incentive Plan Awards (1)	Health and Insurance Benefits
Scott Montross	$2,325,954	$2,984,526	$3,907,000	$105,000
Aaron Wilkins	932,800	719,961	1,406,400	55,000
Miles Brittain	915,200	722,461	1,406,400	34,000
Eric Stokes	375,532	278,006	1,202,058	37,000
Michael Wray	375,532	272,493	1,189,997	73,000

(1)

The PSAs and RSUs outstanding as of December 31, 2025 were granted on April 8, 2023, March 28, 2024, and March 27, 2025. For the PSAs that vested on March 31, 2026, the actual number of shares of Common Stock that were issued was determined by multiplying the PSAs by a payout percentage of 117%, 130%, and 109% for the PSAs granted in 2023, 2024, and 2025, respectively. For the PSAs that will vest on March 31, 2027 and March 31, 2028, the estimated number of shares of Common Stock that would be issued was determined by multiplying the PSAs by a payout percentage of 130% and 109% for the PSAs granted in 2024 and 2025, respectively. Amounts are calculated based on the price of $62.49, the closing market price for the Company’s Common Stock on December 31, 2025.

Pay Ratio Disclosure

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S‑K, a public company is required to disclose the median of the annual total compensation of all employees of a registrant (excluding the CEO), the annual total compensation of that registrant’s CEO, and the ratio of the median of the annual total compensation of all employees to the annual total compensation of the CEO.

In determining the median employee, a listing was prepared of the total annual cash compensation of each individual who was employed by the Company, other than the CEO, on December 31, 2025, the last day of the Company’s payroll year (whether employed on a full-time, part-time, or seasonal basis). The Company did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and it did not annualize the compensation for any full-time employees that were not employed by the Company for all of 2025. After identifying the median employee, the Company calculated annual total compensation for such employee using the same methodology used for the Named Executive Officers as set forth in the Summary Compensation Table on page 47.

The annual total compensation for 2025 for the CEO was $3,492,930, and for the median employee was $77,143. The resulting ratio of the CEO’s annual total compensation to the median employee’s annual total compensation was 45 to 1.

The SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S‑K, the Company is providing the following pay versus performance table and related information which sets forth information concerning the compensation of the Company’s principal executive officer (“PEO”), Scott Montross, the President and CEO, and other NEOs for each of the five years in the period ended December 31, 2025. The Company’s Compensation Committee does not directly use the information in this table or the related disclosures when making compensation decisions. For information regarding the Company’s pay-for-performance philosophy and how the Compensation Committee makes its decisions about NEO pay each year, refer to “Executive Compensation Discussion and Analysis” on page 39.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (2) (3)	Total Shareholder Return (4)	Peer Group Total Shareholder Return (4) (5)	Net Income (in thousands)	Net Income Before Income Tax (in thousands)	EBITDA Margin (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(Supplemental)
2025	$3,492,930	$4,573,001	$1,253,723	$1,607,257	$220.81	$148.29	$35,411	$46,478	13.4%
2024	3,168,871	4,862,401	1,192,294	1,765,030	170.53	153.55	34,206	42,371	13.6
2023	2,414,324	2,096,903	931,155	840,299	106.93	121.58	21,072	29,279	11.4
2022	2,534,019	3,018,741	976,283	1,114,471	119.08	96.65	31,149	41,350	13.6
2021	1,943,875	1,852,570	758,955	723,332	112.37	117.91	11,523	15,158	9.5

(1)

The dollar amounts reported in this column represent the amount of “compensation actually paid” to the PEO as computed in accordance with the SEC’s pay versus performance disclosure rules. The dollar amounts do not necessarily represent cash and/or equity value transferred to the PEO without restriction, but rather are a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation adjusted to include the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). The PEO does not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. The following table details the amounts deducted from and added to the Summary Compensation Table Total for PEO pursuant to the SEC’s rules to determine Compensation Actually Paid to PEO for 2025:

Summary Compensation Table Total for PEO	$3,492,930
Subtract Stock Awards Included in Summary Compensation Table Total	(1,280,061)
Add Year-End Value of Equity Awards Granted in the Covered Year	2,013,448
Change in Value of Equity Awards Granted in Prior Years (Unvested)	547,044
Change in Value of Equity Awards Vested in the Covered Year	(200,360)
Compensation Actually Paid to PEO	$4,573,001

(2)	The Non-PEO NEOs whose compensation amounts are included for each year are as follows:
•	2022, 2023, 2024, and 2025:	Aaron Wilkins, Miles Brittain, Eric Stokes, and Michael Wray
•	2021:	Aaron Wilkins, William Smith, Miles Brittain, and Eric Stokes

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

(3)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the Non-PEO NEOs as computed in accordance with the SEC’s pay versus performance disclosure rules. The dollar amounts do not necessarily represent cash and/or equity value transferred to the applicable non-PEO NEOs without restriction, but rather are a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation adjusted to include the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). The Non-PEO NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. The following table details the amounts deducted from and added to the Average Summary Compensation Table Total for Non-PEO NEOs pursuant to the SEC’s rules to determine Average Compensation Actually Paid to Non-PEO NEOs for 2025:

Summary Compensation Table Total for Non-PEO NEOs	$1,253,723
Subtract Stock Awards Included in Summary Compensation Table Total	(400,563)
Add Year-End Value of Equity Awards Granted in the Covered Year	630,057
Change in Value of Equity Awards Granted in Prior Years (Unvested)	190,633
Change in Value of Equity Awards Vested in the Covered Year	(66,593)
Compensation Actually Paid to Non-PEO NEOs	$1,607,257

(4)	The Company’s total shareholder return (“TSR”) and the peer group TSR for each applicable year is calculated based on a fixed investment of $100 on December 31, 2020 on the same cumulative basis as is used in Item 201(e) of Regulation S‑K.
(5)

Peer group TSR is weighted according to the respective companies’ stock market capitalization at the beginning of the measurement period, which is December 31, 2020 for each year in the table. The Peer Group reflected in this table, which is used in the Company’s stock performance chart in Part II, Item 5 of its 2025 Annual Report to Shareholders, includes: Badger Meter, Inc., Concrete Pumping Holdings, Inc., DMC Global Inc., Great Lakes Dredge & Dock Corporation, Insteel Industries, Inc., L.B. Foster Company, Lindsay Corporation, Luxfer Holdings, PLC, Mueller Water Products, Inc., NN, Inc., and Orion Group Holdings, Inc.

(6)

EBITDA Margin is supplemental to this disclosure and represents EBITDA as a percentage of total net sales. The Company’s method for calculating EBITDA is to deduct depreciation, amortization, and interest income and expense from the Company’s reported income before income taxes. From that, adjustments to EBITDA are occasionally necessary to consider unusual events or other timing differences. These items typically align with the types of adjustments provided for in the Reconciliation of Non-GAAP Measures which can be found in the Company’s quarterly earnings releases. When the Company adjusts financial measures such as EBITDA, those are considered equally for bonus programs affecting all employees, and as they relate to the compensation of the PEO and other NEOs, require the explicit approval of the Company’s Compensation Committee.

Relationships Between Compensation Actually Paid and Financial Performance

Compensation Actually Paid and Total Shareholder Return

The Company achieved a new record for revenues, gross profit, and gross margin in 2025, continuing to grow from the record profitability levels achieved in 2024. We believe our share valuation acknowledges the steadily improving financial performance as well as the free cash flow generation. Cash generation has become less variable due to a 13% shorter cash conversion cycle achieved at our WTS segment in 2025 from the monthly average in 2024, offsetting the higher working capital needs from the growth in revenues.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Compensation Actually Paid, Net Income, and Net Income Before Income Tax (“NIBT”)

Compensation actually paid continues to move in relation with the Company’s profitability. The design of the Company’s bonus programs are heavily weighted toward obtaining threshold, target, and maximum NIBT levels for the cash-based incentive compensation plan. In addition to NIBT, the Company has placed added emphasis on free cash flow and employee health and safety. In 2025, the Company achieved a record safety performance for the third consecutive year, as measured by its total incident rate.

Compensation Actually Paid and EBITDA Margin

In addition to cash-based incentive programs, the Company has set long-term goals associated with realizing improved EBITDA Margin, which is the metric with which the Company’s long-term share-based incentive compensation is measured. The diversification through acquisitions into the precast business has resulted in an enterprise with greater resilience.

Relationship Between Total Shareholder Return of the Company and the Peer Group

Peer Group TSR is calculated from peer performance weighted on relative size based on their market capitalization. Evaluated against its eleven peers, NWPX Infrastructure’s rankings excelled in 2025, ranking second for the single year as its share price increased to $62.49 per share as of December 31, 2025 from $48.26 per share as of December 31, 2024. Over the five-year period, the Company also ranked second in TSR.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Tabular List of the Most Important Measures

The only performance measures used by the Company to link executive compensation actually paid to Company performance during the year ended December 31, 2025, in no particular order, are:

•	Net Income Before Income Tax
•	Earnings Before Interest, Income Taxes, Depreciation, and Amortization Margin (EBITDA Margin)
•	Total Recordable Incident Rate
•	Free Cash Flow

Policy Regarding the Timing of Option Grants

The Company does not currently have any policies or practices on the timing of awards of options in relation to the disclosure of material nonpublic information by the Company because it does not generally award options. If the Company begins to award options, it will revisit whether a policy of this nature is appropriate. As a matter of general practice, the Company grants equity awards annually in March or early April, and it does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Compensation Committee Interlocks and Insider Participation

Messrs. Franson and Larson and Ms. Lockridge served on the Compensation Committee in 2025. All members of the Committee were independent directors, and no member has ever been an officer or employee of the Company. During 2025, none of the executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on the Company’s Compensation Committee or Board of Directors.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Executive Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee has recommended to the full Board of Directors that the Executive Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

COMPENSATION COMMITTEE

Michael Franson, Chairperson

Keith Larson

Irma Lockridge

2026 Proxy Statement

PROPOSAL #3:

Ratification of the Appointment of Baker Tilly as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026

Vote FOR!	Your Board of Directors unanimously recommends a vote for this proposal.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. While NWPX Infrastructure is not required by its bylaws or other governing documents or law to seek shareholder ratification of the appointment of Baker Tilly as its independent registered public accounting firm, it is doing so as a matter of good corporate governance. If the shareholders do not ratify the selection, the Audit Committee will take the vote into consideration when determining whether or not to retain Baker Tilly. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The Audit Committee believes that the continued retention of Baker Tilly as NWPX Infrastructure’s independent registered public accountants is in the best interests of its shareholders.

Representatives of Baker Tilly are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Fees for services billed by the Company’s principal accountant, Baker Tilly, for the year ended December 31, 2025 and Baker Tilly’s predecessor, Moss Adams, for the year ended December 31, 2024, were as follows:

Fees	2025	2024
Audit fees (1)	$1,487,000	$1,514,000
Audit-related fees (2)	22,000	41,000
Tax fees	-	-
All other fees	-	-
Total fees	$1,509,000	$1,555,000

(1)

Audit fees include fees for the audit of the annual financial statements, including required quarterly reviews, the audit of the Company’s internal control over financial reporting, and services in connection with other regulatory filings. In addition, the Company reimbursed out-of-pocket expenses incurred in the performance of their services of $0 and approximately $7,300 for the years ended December 31, 2025 and 2024, respectively.

(2)	Audit-related fees include fees for the audits of the Company’s retirement plans.

As previously disclosed in the Company’s Current Report on Form 8‑K filed on June 6, 2025, on June 3, 2025, Moss Adams merged with Baker Tilly. In connection with the merger, Moss Adams resigned as the auditors of the Company and the Audit Committee of the Company’s Board of Directors approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm.

The audit reports of Moss Adams on the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023, and internal control over financial reporting as of December 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 3, 2025, there were no (a) disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S‑K.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 3, 2025, neither the Company, nor anyone on its behalf, consulted with Baker Tilly regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S‑K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S‑K.

Pre-Approval Process

To help ensure independence of the independent auditors, the Audit Committee has established a process for the pre-approval of all audit and permissible non-audit services provided by the independent auditor; provided, however, that de minimis services may instead be approved by the CEO or the CFO. All of the fees shown in the principal accountant fees schedule for 2025 and 2024 were approved in accordance with this policy.

2026 Proxy Statement

Certain Relationships and Related Transactions

All potential related party transactions must be reported to the Corporate Secretary and, if determined by the Corporate Secretary to constitute a related party transaction, referred for prior approval and oversight by the Audit Committee in accordance with the Company’s Related Party Transactions Policy. In determining whether to approve a related party transaction, the Audit Committee will consider the following factors, among others, to the extent relevant to the related party transaction:

•	whether the terms of the related party transaction are fair to the Company and would apply on the same basis if the transaction did not involve a related party;
•	whether there are any compelling business reasons for the Company to enter into the related party transaction and the nature of alternative transactions, if any;
•	whether the related party transaction would impair the independence of an otherwise independent director or nominee for director;
•	whether the transaction was undertaken in the ordinary course of business of the Company;
•	whether the related party transaction would present an improper conflict of interest for any director, nominee for director, or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, nominee for director, executive officer, or other related party, the direct or indirect nature of the director’s, nominee’s, executive officer’s, or other related party’s interest in the transaction and the ongoing nature of any proposed relationship; and
•	any other factors the Audit Committee deems relevant.

Since January 1, 2025, there has not been any transaction or series of transactions to which NWPX Infrastructure was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, or holder of more than 5% of the Company’s Common Stock, or members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation arrangements with the Company’s executive officers and directors, all on terms described under “Executive Compensation and Risk” above.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Stock Owned by Management and Principal Shareholders

The table below sets forth certain information, as of April 9, 2026 except as otherwise noted, regarding the beneficial ownership of the Common Stock by: (i) each person known by the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) each of the Named Executive Officers, (iii) each of the Company’s directors and the director nominees, and (iv) all directors, director nominees, and executive officers as a group. The address of each of the Named Executive Officers and directors is c/o NWPX Infrastructure, Inc., 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684.

	Shares Beneficially Owned (1)
	Shares	Percent
Certain Beneficial Owners:
BlackRock, Inc. (2)	1,063,788	10.7%
50 Hudson Yards
New York, NY 10001
Dimensional Fund Advisors LP (3)	755,883	7.5%
6300 Bee Cave Road, Building One
Austin, TX 78746
Global X Management Company LLC (4)	574,423	5.7%
605 3rd Avenue, 43rd Floor
New York, NY 10158
Royce & Associates, LP (5)	501,420	5.1%
One Madison Avenue
New York, NY 10010
Directors and Nominees:
Michael Franson	18,525	*
Amanda Julian	10,417	*
Keith Larson	21,484	*
Irma Lockridge	7,789	*
John Paschal	16,199	*
Richard Roman	33,441	*
Named Executive Officers:
Scott Montross	81,129	*
Aaron Wilkins	26,326	*
Miles Brittain	26,274	*
Eric Stokes	37,627	*
Michael Wray	28,386	*
All directors and executive officers as a group (12 persons):	318,175	3.3%

(*)	Represents beneficial ownership of less than one percent of the outstanding Common Stock.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting power and investment power with respect to shares.
(2)

The information as to beneficial ownership is based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 5, 2025, reflecting its beneficial ownership of Common Stock as of December 31, 2024, and consequently, the beneficial ownership of BlackRock, Inc. may have changed prior to the printing of this proxy statement. The Schedule 13G/A states BlackRock, Inc. has sole voting power with respect to 1,050,683 shares of Common Stock and sole dispositive power with respect to 1,063,788 shares of Common Stock.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

(3)	The information as to beneficial ownership is based on a Schedule 13G/A filed with the SEC by Dimensional Fund Advisors LP on February 9, 2024, reflecting its beneficial ownership of Common Stock as of December 29, 2023, and consequently, the beneficial ownership of Dimensional Fund Advisors LP may have changed prior to the printing of this proxy statement. The Schedule 13G/A states Dimensional Fund Advisors LP has sole voting power with respect to 743,413 shares of Common Stock and sole dispositive power with respect to 755,883 shares of Common Stock.
(4)	The information as to beneficial ownership is based on a Schedule 13G/A filed with the SEC by Global X Management Company LLC on May 15, 2025, reflecting its beneficial ownership of Common Stock as of March 31, 2025, and consequently, the beneficial ownership of Global X Management Company LLC may have changed prior to the printing of this proxy statement. The Schedule 13G/A states Global X Management Company LLC has sole voting and sole dispositive power with respect to 574,423 shares of Common Stock.
(5)	The information as to beneficial ownership is based on a Schedule 13G/A filed with the SEC by Royce & Associates, LP on July 22, 2025, reflecting its beneficial ownership of Common Stock as of June 30, 2025, and consequently, the beneficial ownership of Royce & Associates, LP may have changed prior to the printing of this proxy statement. The Schedule 13G/A states Royce & Associates, LP has sole voting power and sole dispositive power with respect to 501,420 shares of Common Stock.

Date for Submission of Shareholder Proposals

Pursuant to Rule 14a‑8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company’s 2026 proxy statement. Any such proposal must be received by the Company not later than December 24, 2026 for the 2027 Annual Meeting of Shareholders. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement.

Alternatively, under the Company’s bylaws, a proposal or nomination that a shareholder does not seek to include in the Company’s proxy statement pursuant to Rule 14a‑8 may be delivered to the Secretary of the Company not later than the close of business on the 90th day, or earlier than the 120th day, prior to the first anniversary of the date of the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting of shareholders is more than 30 days prior to, or more than 60 days after, the first anniversary of the date of the preceding year’s annual meeting, to be timely, a shareholder’s notice must be received no earlier than the 120th day prior to such annual meeting and no later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which public disclosure of the date of the meeting is first made by the Company. In no event shall the adjournment, recess, postponement, judicial stay or rescheduling of an annual meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of notice as described above. Based on this year’s annual meeting, such proposals or nominations must be delivered no later than March 12, 2027 for the 2027 Annual Meeting of Shareholders. A shareholder’s submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareholder’s ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the annual meeting. If the shareholder does not also comply with the requirements of Rule 14a‑4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareholder.

Other Matters

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Questions and Answers About the Proxy Materials and the Annual Meeting

Although the Company encourages you to read this Proxy Statement in its entirety, this question and answer section is included to provide some background information and brief answers to several questions you might have about the Annual Meeting.

Q:	Why is the Company providing these materials?

A:

The Company’s Board of Directors is providing these proxy materials to you in connection with the Company’s Annual Meeting of Shareholders, which will take place virtually via webcast on Wednesday, June 10, 2026, at 7:00 a.m. Pacific Time. Shareholders are requested to vote on the proposals described in this Proxy Statement.

Q:	Where will the Annual Meeting be held and how can I attend?

A:

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. While there will be no physical location, shareholders may participate by visiting www.virtualshareholdermeeting.com/NWPX2026. To participate in the Annual Meeting, you will need your unique 16‑digit control number printed in the box and marked by the arrow on your proxy card or on the voting instructions from your stockbroker, bank, or other nominee that accompanied your proxy materials. If you lose your unique 16‑digit control number in advance of the Annual Meeting, you may join the Annual Meeting as a “Guest”, even without your 16‑digit control number, by visiting www.virtualshareholdermeeting.com/NWPX2026, but you will not be able to vote or ask questions. Attendees will be required to comply with meeting guidelines and procedures available at www.virtualshareholdermeeting.com/NWPX2026.

Access to the webcast will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting and are encouraged to access the meeting prior to the start time.

Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/NWPX2026 on the day of the Annual Meeting. A webcast replay of the Annual Meeting will be available shortly after the meeting at www.nwpx.com.

Q:	Why hold a virtual meeting?

A:

As part of the Company’s efforts to encourage broader participation in the Annual Meeting, the Company believes that hosting a virtual meeting is in the best interest of the Company and its shareholders. Virtual attendance at the Annual Meeting constitutes presence in person under the Company’s Bylaws.

Q:	Will you hold the Annual Meeting of Shareholders virtually next year?

A:

The Company will decide whether to hold the 2027 Annual Meeting of Shareholders virtually, in person, or a combination of both once it weighs the benefits and detriments of virtual and in-person meetings following this year’s Annual Meeting.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Q:	What information is contained in these materials?

A:

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and the Company’s most highly paid officers, and other required information.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are three proposals scheduled to be voted on at the Annual Meeting:
•	the election of two members of the Board of Directors (Proposal No. 1);
•	the advisory vote on executive compensation (Proposal No. 2); and
•	the ratification of the appointment of Baker Tilly as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (Proposal No. 3).

The Company will also consider other business that properly comes before the Annual Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:

The Board of Directors recommends that you vote your shares “FOR” the election of the Board’s nominees for election to the Board of Directors, “FOR” the advisory vote on executive compensation, and “FOR” the ratification of the appointment of Baker Tilly.

Q:	What shares owned by me can be voted?

A:

All shares of the Company’s Common Stock owned by you as of the close of business on April 9, 2026 (the “Record Date”) may be voted by you. You may cast one vote per share of Common Stock that you held on the Record Date. These shares include shares that are: (i) held directly in your name as the shareholder of record, and (ii) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most of the Company’s shareholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company as described below under “How can I vote my shares without attending the Annual Meeting?” You are also entitled to attend the Annual Meeting and to vote electronically, as described below under “How can I vote my shares at the Annual Meeting?”

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has sent you a voting instruction form, instead of a proxy card, which describes how you can direct the broker or nominee to vote your shares. You may submit voting instructions by Internet or telephone, or you may complete and mail a voting instruction form in the enclosed prepaid and addressed envelope. You may also attend the Annual Meeting and vote electronically, as described below under “How can I vote my shares at the Annual Meeting?”

Q:	How can I vote my shares at the Annual Meeting?

A:

You may vote your shares online during the Annual Meeting. To vote, you will need your unique 16‑digit control number printed in the box and marked by the arrow on your proxy card or on the voting instructions from your stockbroker, bank, or other nominee that accompanied your proxy materials. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/NWPX2026. Virtual attendance at the Annual Meeting constitutes presence in person under the Company’s Bylaws.

Even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

The Company will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting webcast. If you encounter any difficulties accessing the virtual meeting webcast during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Q:	How can I vote my shares without attending the Annual Meeting?

A:

To vote shares held directly in your name as the shareholder of record, without attending the meeting, please sign, date, and return the enclosed proxy card, or follow the instructions for Internet or telephone voting on the enclosed proxy card. This way your shares will be represented whether or not you are able to attend the meeting.

To vote shares held in street name, without attending the meeting, please follow the instructions provided by your broker.

Q:	Can I change my vote?

A:

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may accomplish this by entering a new vote by Internet, by telephone, by delivering a written notice of revocation to the Company’s Corporate Secretary, by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions), or by attending the Annual Meeting and voting electronically live via the Internet. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you vote at the meeting.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Q:	How are votes counted?

A:

In the election of directors, you may vote “FOR” or “WITHHOLD AUTHORITY” from voting for the director nominees. If you vote your shares without providing specific instructions, your shares will be voted “FOR” the nominees for election to the Board of Directors. If you vote to “WITHHOLD AUTHORITY” for a nominee for election as a director, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be counted and will have no effect in determining whether the nominee is elected (though it may influence whether such nominee is asked to resign in accordance with the Company’s Corporate Governance Principles).

With respect to the proposals for the advisory vote on executive compensation and the ratification of the appointment of Baker Tilly as the Company’s independent registered public accounting firm, you may vote “FOR” or “AGAINST” or “ABSTAIN.” If you vote your shares without providing specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. If you vote to “ABSTAIN,” the shares represented will be counted as present for the purpose of determining a quorum, but with respect to any proposal on which there was a vote to “ABSTAIN” they will not be counted and will have no effect in determining whether the proposal is approved.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote or votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is not voting on non-routine matters. A broker non-vote occurs when a broker expressly instructs on a proxy card that the broker is not voting on a matter, whether routine or non-routine. Proposal No. 3 (ratification of Baker Tilly) is considered a routine matter, so unless you have provided otherwise, your broker will have discretionary authority to vote your shares on this proposal. Proposals No. 1 (election of directors) and No. 2 (advisory vote on executive compensation) are considered non-routine matters, so unless you have provided instructions to your broker with respect to Proposals No. 1 and 2 your broker will not have authority to vote your shares on any of those proposals and your shares will constitute broker non-votes. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of shares entitled to vote or votes cast for or against a proposal.

Q:	What is the quorum requirement for the Annual Meeting?

A:

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Virtual attendance at the Annual Meeting constitutes presence in person for quorum purposes at the meeting.

Q:	What is the voting requirement to approve the proposals?

A:	Proposal No. 1: The proposal for the election of the director nominees requires the affirmative “FOR” vote of a plurality of the votes cast in the election.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Proposal No. 2: The proposal for the advisory vote on executive compensation requires the affirmative “FOR” vote of a majority of the votes cast on the proposal.

Proposal No. 3: The proposal for the ratification of the appointment of Baker Tilly for the year ending December 31, 2026 requires the affirmative “FOR” vote of a majority of the votes cast on the proposal.

Q:	Who are the proxyholders and what do they do?

A:

The two people named as proxyholders on the proxy card, Scott Montross, President and CEO, and Richard Roman, Chairperson of the Board, were designated by the Board of Directors. The proxyholders will vote all properly tendered proxies (except to the extent that authority to vote has been withheld) and where a choice has been specified by you as provided in the proxy card, it will be voted in accordance with the instructions you indicate on the proxy card. If you vote your shares without providing specific instructions regarding each of the proposals, your shares will be voted on each proposal as recommended by the Board.

Q:	What does it mean if I receive more than one set of proxy materials?

A:

You may receive more than one set of proxy materials. For example, if you hold your shares in more than one brokerage account, you may receive a separate set of proxy materials for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one set of proxy materials. Please vote your shares for each set of proxy materials that you receive by following the instructions on the enclosed proxy card.

Q:	How may I request multiple sets of proxy materials if two or more shareholders reside in my household?

A:

To minimize expenses, one proxy statement and one annual report to shareholders may be delivered to two or more shareholders who share an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the proxy statement and annual report was delivered. Requests for additional copies of the proxy statement and annual report, and requests that in the future separate documents be sent to shareholders who share an address, should be directed by writing to the Company’s Corporate Secretary, NWPX Infrastructure, Inc., 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684 or by phone at 360‑397‑6250.

Q:	How can I revoke my proxy?

A:	You may revoke your proxy at any time before it is voted at the Annual Meeting. In order to do this, you may do any of the following:
•	sign and return another proxy card bearing a later date;
•	enter a new vote by Internet or by telephone following the instructions on the proxy card;
•	provide written notice of the revocation to the Company’s Corporate Secretary, NWPX Infrastructure, Inc., 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684, prior to the vote at the Annual Meeting; or
•	attend the virtual meeting and electronically vote live via the Internet.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

Q:	Where can I find the voting results of the Annual Meeting?

A:

The Company will announce preliminary voting results at the Annual Meeting and publish final results in the Company’s Current Report on Form 8‑K filed by the Company within four business days after the Annual Meeting.

Q.	What happens if additional proposals are presented at the Annual Meeting?

A:

Other than the proposals described in this Proxy Statement, the Company does not expect any additional matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Scott Montross, President and CEO, and Richard Roman, Chairperson of the Board, will vote your shares on any additional matters properly presented for a vote at the Annual Meeting in a manner directed by a majority of the Board of Directors.

Q:	Who will count the vote?

A:	Broadridge Financial Solutions, Inc. will tabulate the votes and certify the results.

Q:	Is my vote confidential?

A:

Proxy cards, instructions, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, or (iii) to facilitate a successful proxy solicitation by the Board of Directors. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to the Company’s management.

Q:	Who will bear the cost of soliciting proxies for the Annual Meeting?

A:

The Company will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by the Company’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. The Company may also engage a proxy solicitation firm or other professional advisors to assist in the solicitation of proxies and provide related advice and support. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

2026 Proxy Statement

ABOUT NWPX	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	INDEPENDENT ACCOUNTING	OTHER INFORMATION

2025 Annual Report

A copy of the Company’s 2025 Annual Report to Shareholders accompanies this Proxy Statement. The Company will provide, without charge, on the written request of any beneficial owner of shares of the Company’s Common Stock entitled to vote at the Annual Meeting, additional copies of the Company’s Annual Report. Written requests should be mailed to the Company’s Corporate Secretary, NWPX Infrastructure, Inc., 201 NE Park Plaza Drive, Suite 100, Vancouver, Washington 98684.

By Order of the Board of Directors,

Scott Montross President and Chief Executive Officer Vancouver, Washington April 13, 2026

2026 Proxy Statement

NWPX INFRASTRUCTURE, INC
201 NE PARK PLAZA DR., SUITE 100
VANCOUVER, WA 98684

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NWPX2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

For comments and/or address changes, please send them via email to: investors@nwpx.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V88197-P48901

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NWPX INFRASTRUCTURE, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Scott Montross, for a three-year term, expiring 2029	☐	☐
1b. John Paschal, for a three-year term, expiring 2029	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Approve, on an advisory basis, Named Executive Officer compensation	☐	☐	☐
3. Ratify the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm	☐	☐	☐

NOTE: Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Company is not presently aware of any such matters to be presented for action at the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V88198-P48901

NWPX INFRASTRUCTURE, INC.
Annual Meeting of Shareholders
June 10, 2026 7:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Richard Roman and Scott Montross, or each of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NWPX INFRASTRUCTURE, INC. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held via webcast on Wednesday, June 10, 2026, at 7:00 a.m. Pacific Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the nominees named in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side